UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

DEEP FISSION, INC.

(Name of Registrant as Specified In Its Charter)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DEEP FISSION, INC.
2001 Addison Street, Suite 300
Berkeley, CA 94704
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 9:00 a.m., Pacific Time, on July 17, 2026
Dear Stockholders of Deep Fission, Inc.:
We are pleased to invite you to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Deep Fission, Inc., a Delaware corporation, which will be held on July 17, 2026 at 9:00 a.m., Pacific Time, via live webcast.
In order to attend the Annual Meeting, you may access the virtual meeting platform by visiting www.virtualshareholdermeeting.com/FISN2026 and following the instructions to enter the meeting using the 16-digit control number included in your proxy materials. The control number will allow you to access the Annual Meeting webcast, vote your shares during the meeting and submit questions. Only stockholders with a valid control number will be able to attend and vote at the Annual Meeting. You will not be able to attend the meeting in person.
Stockholders will have the same rights and opportunities to participate in the Annual Meeting as they would at an in-person meeting, including the ability to vote and submit questions during the meeting through the webcast platform. Additional information regarding the rules of conduct for the meeting and how stockholders may submit questions will be provided on the meeting website. The meeting webcast will begin promptly at 9:00 a.m., Pacific Time. Technical assistance will be available to stockholders accessing the meeting.
The meeting will be held for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):
1.
To elect the two nominees to serve as Class I directors until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified;

2.
To ratify the appointment of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for our fiscal year ending December 31, 2026;

3.
To approve an amendment to our 2025 Equity Incentive Plan (the “2025 Equity Plan”) to increase the number of authorized shares of common stock available for issuance thereunder by 5.0 million shares; and

4.
To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record as of the close of business on May 18, 2026 will be entitled to notice of and to vote at the Annual Meeting. On or about June 17, 2026, we expect to first mail or otherwise deliver to our stockholders the proxy materials, including the accompanying Proxy Statement and proxy card or voting instruction form.
YOUR VOTE IS IMPORTANT.   Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote promptly via the internet, telephone or mail to ensure that a quorum is present. We appreciate your continued support of Deep Fission, Inc.
By order of the board of directors,
/s/ Elizabeth Muller
Chair, President and Chief Executive Officer
Berkeley, California
June 17, 2026

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, WE URGE YOU TO VOTE AS PROMPTLY AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS INCLUDED ON THE PROXY CARD OR VOTING INSTRUCTION FORM. THANK YOU FOR ACTING PROMPTLY.
IMPORTANT: Please vote your shares by Internet or telephone, as described herein and on the proxy card or voting instruction form, to assure that your shares are represented at the Annual Meeting, or mark, sign and date the proxy card and return it in the enclosed postage-paid envelope. If you attend the virtual meeting, you may choose to vote at that time even if you have previously voted your shares.
Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held virtually on July 17, 2026.
The Proxy Statement and the Annual Report on Form 10-K are available at
www.proxyvote.com.

i

DEEP FISSION, INC.
PROXY STATEMENT
FOR THE
2026 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 9:00 a.m., Pacific Time, on July 17, 2026
This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the 2026 annual meeting of stockholders of Deep Fission, Inc., a Delaware corporation, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on July 17, 2026 at 9:00 a.m., Pacific Time. The Annual Meeting will be held as a virtual meeting, which will be conducted via live webcast.
In order to attend the Annual Meeting, you may access the virtual meeting platform by visiting www.virtualshareholdermeeting.com/FISN2026 and following the instructions to enter the meeting using the 16-digit control number included in your proxy materials. The control number will allow you to access the Annual Meeting webcast, vote your shares during the meeting and submit questions. Only stockholders with a valid control number will be able to attend and vote at the Annual Meeting. You will not be able to attend the meeting in person.
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement, and references to our website address in this Proxy Statement are inactive textual references only.
Unless otherwise stated or the context otherwise indicates, references to the “Company,” “we,” “our,” “us” or similar terms refer to Deep Fission, Inc. (formerly named Surfside Acquisition Inc.).
What is the corporate history of Deep Fission?
Deep Fission, Inc. traces its operational roots to a private Delaware corporation also named Deep Fission, Inc. (“Legacy Deep Fission”), which was founded by Richard and Elizabeth Muller to develop advanced nuclear energy technologies. In September 2025, a wholly owned subsidiary of Surfside Acquisition Inc. (“Surfside”) merged with and into Legacy Deep Fission, with Legacy Deep Fission continuing as the surviving corporation and becoming a wholly owned subsidiary of Surfside (the “Merger”). Surfside was incorporated in the State of Delaware on December 10, 2021 as a special purpose acquisition company and, prior to the transaction described above, did not conduct any operating business. In connection with the Merger, Surfside changed its name to “Deep Fission, Inc.”
Following the Merger, the Company continues the business previously conducted by Legacy Deep Fission as a public reporting company. For financial reporting purposes, the transaction was accounted for as a reverse recapitalization, with Legacy Deep Fission treated as the accounting acquirer, and its historical financial statements are considered the historical financial statements of the Company.
What proposals will be voted on at the Annual Meeting?
You will be asked to vote on the following proposals:
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the election of two Class I directors to serve until our 2029 annual meeting of stockholders and until their successors are duly elected and qualified;

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the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for our fiscal year ending December 31, 2026; and

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the approval of an amendment to our 2025 Equity Plan to increase the number of authorized shares of common stock available for issuance thereunder by 5.0 million shares.

In addition, stockholders may be asked to consider and act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. As of the date of this Proxy Statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

How does the Board recommend I vote on these proposals?
Our Board recommends a vote:
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“FOR” the election of Leslie Goldman Tepper and Blake E. Janover as Class I directors;

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“FOR” the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for our fiscal year ending December 31, 2026; and

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“FOR” the approval of an amendment to the 2025 Equity Plan to increase the number of authorized shares of common stock available for issuance thereunder by 5.0 million shares.

Who is entitled to vote?
Holders of our common stock as of the close of business on May 18, 2026, the record date for the Annual Meeting (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting.
Registered Stockholders.   If shares of our common stock are registered directly in your name with our transfer agent as of the Record Date, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at the Annual Meeting. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”
Street Name Stockholders.   If shares of our common stock are held on your behalf in a stock brokerage account, or by a bank, trustee or other nominee as of the Record Date, you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares and are also invited to attend the Annual Meeting. If your shares are held in street name and your voting instruction form indicates that you may vote those shares through the www.proxyvote.com website, then you may access, participate in, and vote at the Annual Meeting with the 16-digit control number indicated on your voting instruction form. Otherwise, if you cannot locate your control number, stockholders who hold their shares in street name should contact their bank, broker, or other nominee (preferably at least five days before the Annual Meeting) and obtain their 16-digit control number in order to be able to attend, participate in, or vote at the Annual Meeting. Throughout this Proxy Statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”
What constitutes a quorum for the Annual Meeting?
A quorum is required for stockholders to conduct business at the Annual Meeting. The presence, by remote communication or represented by proxy, of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting is necessary to establish a quorum. As of the close of business on the Record Date, there were 56,396,123 shares of our common stock outstanding. Shares present, by remote communication or represented by proxy, including shares as to which authority to vote on any proposal is withheld, shares abstaining as to any proposal, and broker non-votes (where a broker submits a properly executed proxy but does not have authority to vote a stockholder’s shares) will be considered present at the meeting for purposes of establishing a quorum.
How is the vote counted?
Under our amended and restated bylaws (the “Bylaws”), any proposal other than an election of directors is decided by a majority of the votes cast on such matter, voting affirmatively or negatively (excluding abstentions and broker non-votes), except where a different or minimum vote is required by law, applicable stock exchange rules, our certificate of incorporation or our Bylaws. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not affect the outcome of such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.
If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee is required to vote your shares according to your instructions. If you do not give instructions to your broker, bank or other nominee, the broker, bank or other nominee will still be able to vote your shares with respect to certain “routine” items but will not be allowed to vote your shares with respect to “non-discretionary” items. Proposal Nos. 1 and 3 are considered “non-routine” items. If you do not instruct your broker, bank or other nominee how to vote with respect to these proposals, your broker, bank or other nominee may not vote on these proposals, and those votes will be treated as broker “non-votes.” Proposal No. 2 is considered to be a “routine” item, and your broker, bank or other nominee will be able to vote on this proposal even if it does not receive instructions from you.
How many votes do I have?
In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by such stockholder on the Record Date. Stockholders are not permitted to cumulate votes in the election of directors.
How many votes are needed to approve each proposal?
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Proposal No. 1:   The election of directors requires a plurality vote of the shares of our common stock present by remote communication or represented by proxy at the Annual Meeting and entitled to vote. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” are elected as directors. Any shares not voted “FOR” a particular nominee (as a result of a withheld vote or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the vote. You may vote “FOR” or “WITHHELD” with respect to each nominee.

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Proposal No. 2:   The ratification of the appointment of Grant Thornton requires the affirmative vote of a majority of the votes cast on this matter, voting affirmatively or negatively (excluding abstentions and broker non-votes). “Majority” means the number of shares voted “FOR” Proposal No. 2 must exceed the number of votes “AGAINST” Proposal No. 2. Abstentions will have no effect on the outcome of this proposal. Brokers, banks, and other nominees will have discretionary authority to vote on the proposal absent voting instructions.

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Proposal No. 3:   The approval of an amendment to our 2025 Equity Plan to increase the number of authorized shares of common stock available for issuance thereunder by 5.0 million shares requires the affirmative vote of a majority of the votes cast on this matter, voting affirmatively or negatively (excluding abstentions and broker non-votes). “Majority” means the number of shares voted “FOR” Proposal No. 3 must exceed the number of votes “AGAINST” Proposal No. 3. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

How do I vote?
If you are a stockholder of record, there are three ways to vote:
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By Internet:   You may submit a proxy over the Internet by following the instructions provided in the proxy materials.

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By Telephone:   You may submit a proxy over the telephone by following the instructions provided in the proxy materials.

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By Mail:   You may submit a proxy by mail by completing, signing and returning the separate proxy card in the prepaid and addressed envelope included with the proxy materials, which must be received by us by July 16, 2026.

Proxies submitted via the Internet or over the telephone must be received by 11:59 p.m., Eastern Time on July 16, 2026.
If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, by telephone or by Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder and you plan to vote at the Annual

Meeting, please follow the instructions provided in the proxy materials by your broker, bank or other nominee on specific instructions on how to attend and vote at the meeting.
Can I change my vote after submitting my proxy?
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before your proxy is voted at the Annual Meeting in any of the following ways:
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You may submit a new vote by Internet or by telephone until 11:59 p.m., Eastern Time, on July 16, 2026;

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You may submit another properly completed proxy card by mail with a later date, which must be received by us by July 16, 2026;

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You may send written notice that you are revoking your proxy to Deep Fission, Inc., Attention: Secretary, 2001 Addison Street, Suite 300, Berkeley, CA 94704, which must be received by us by July 16, 2026; or

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You may attend the virtual Annual Meeting and vote your shares during the meeting.

Attendance at the virtual Annual Meeting, however, will not by itself revoke a proxy previously delivered to us. If you are a street name stockholder, your broker or nominee can provide you with instructions on how to change your vote.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board. Our Board has designated Elizabeth A. Muller, Chief Executive Officer; William (Mark) Schmitz, Chief Financial Officer; and Jon Gordon, General Counsel, as proxy holders.
When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described under “How does the Board recommend I vote on these proposals?” above.
If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their discretion to determine how to vote the shares. If the Annual Meeting is adjourned to a later date, the proxy holders may vote the shares on the new meeting date as well, unless you have properly revoked your proxy instructions before the new date, as described above.
How can I participate in the virtual Annual Meeting?
There is no physical location for the Annual Meeting. Stockholders of record as of the close of business on the Record Date are entitled to participate virtually in the Annual Meeting, including to vote their shares online during the meeting and to ask questions, by visiting www.virtualshareholdermeeting.com/FISN2026 or the applicable meeting platform link provided upon registration. To participate and vote in the Annual Meeting, you will need the control number included on your proxy card or voting instruction form.
We are committed to ensuring, to the extent possible, that stockholders will be afforded the same participation rights as at an in-person meeting. We will endeavor to answer as many stockholder-submitted questions as time permits that comply with the Annual Meeting rules of conduct. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or Company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.
The meeting webcast will begin promptly at 9:00 a.m., Pacific Time. Online check-in will begin at 8:45 a.m., Pacific Time, and we encourage you to allow ample time for the check-in procedures. If you experience technical difficulties during the check-in process or during the meeting, please call the technical support number provided on the log-in page of the virtual meeting. Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website.
Regardless of whether you plan to participate in the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Accordingly, we encourage you to vote in advance of the Annual Meeting. Please be aware that participating in the Annual Meeting will not, by itself, revoke a proxy. See “Can I change my vote after submitting my proxy?” above for more details.
How do I submit questions during the meeting?
Stockholders may submit questions during the Annual Meeting by accessing the virtual meeting platform using the link provided upon registration or by visiting www.virtualshareholdermeeting.com/FISN2026 and following the instructions to enter the meeting using their 16-digit control number. Questions may be submitted by typing them into the text box provided on the meeting platform.
How are proxies solicited for the Annual Meeting and who will bear the cost of this solicitation?
Our Board is soliciting proxies for use at the Annual Meeting. We will bear all expenses associated with this solicitation. We will reimburse brokers, banks and other nominees for reasonable expenses that they incur in forwarding our proxy materials to beneficial owners of our common stock.
In addition, our directors, officers and employees may solicit proxies by telephone, electronic communication or other means. Our directors, officers and employees will not receive any additional compensation for soliciting proxies.
How may my brokerage firm or other nominee vote my shares if I fail to provide timely directions?
Brokerage firms and other nominees, such as banks or agents, that hold shares of our common stock in street name for their customers are generally required to vote such shares in accordance with the instructions of their customers.
If you do not provide timely voting instructions, your broker or nominee will have discretion to vote your shares on Proposal No. 2, which is considered a “routine” matter. However, brokers and nominees may not exercise discretion to vote “uninstructed” shares with respect to matters that are considered “non-routine” under the rules of the New York Stock Exchange.
“Non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, the election of directors (even if not contested), executive compensation matters (including any advisory stockholder vote on executive compensation) and certain corporate governance proposals, even if these proposals are supported by management.
Accordingly, your broker or nominee may not vote your shares on Proposal Nos. 1 and 3 without your instructions, but may vote your shares on Proposal No. 2.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose the voting results on a Current Report on Form 8-K that we will file with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.
If final voting results are not available in time to file the Form 8-K within four business days after the Annual Meeting, we will file a Form 8-K to report the preliminary results and will provide the final results in an amendment to that Form 8-K as soon as they become available.
What is the deadline for stockholders to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing in a timely manner.

Assuming a mailing date of June 17, 2026, stockholder proposals submitted for inclusion in our proxy materials for the 2027 annual meeting of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must be received at 2001 Addison Street, Suite 300, Berkeley, CA 94704, Attention: Secretary, by February 17, 2027.
Pursuant to our Bylaws, stockholders who wish to submit a proposal (including a director nomination) at the 2027 annual meeting of stockholders that is not to be included in our proxy materials must notify the Company in the manner required by our Bylaws not earlier than March 19, 2027 and not later than April 18, 2027. However, if the date of the 2027 annual meeting of stockholders is advanced more than 30 days before or delayed more than 70 days after the anniversary of the Annual Meeting, notice by a stockholder must be received by us no earlier than the close of business on the 120th day before our 2027 annual meeting of stockholders and no later than the close of business on the later of (i) the 90th day prior to the meeting or (ii) the 10th day following the day on which public announcement of the date of the meeting is first made. Notice must be delivered to the Secretary of the Company and must be received by the Company.
In addition to satisfying the applicable advance notice provisions in our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than our nominees for the 2027 annual meeting of stockholders must also comply with the additional requirements of Rule 14a-19 under the Exchange Act. Under Rule 14a-19, notice generally must be provided to the Company no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting.
Stockholder proposals and the required notices must be received at 2001 Addison Street, Suite 300, Berkeley, CA 94704, Attention: Secretary.
If a stockholder fails to comply with the applicable procedures and requirements of our Bylaws or the applicable requirements of the Exchange Act and the rules and regulations thereunder, then any proposal or nomination submitted will not be presented to stockholders for a vote at our 2027 annual meeting of stockholders. Our Bylaws are publicly available in our filings with the SEC.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our business affairs are managed under the direction of our Board, which is currently composed of five members. Three of our current directors (Ms. Goldman Tepper, Mr. Janover and Mr. Glanville) are independent within the meaning of the listing standards of The Nasdaq Stock Market (“Nasdaq”). Our Board is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.
Board Leadership Structure
Our Board believes that its current leadership structure, including the combination of the roles of Chief Executive Officer and Chair of the Board, is appropriate for the Company at this time and supports effective oversight of management. The Board does not have a formal policy regarding the separation of these roles and instead determines the appropriate leadership structure based on the Company’s needs and the composition of the Board.
Ms. Muller has served as Chair of our Board since September 2025. The Board believes that combining the roles of Chief Executive Officer and Chair promotes unified leadership and enhances the Board’s ability to make informed decisions, given the Chief Executive Officer’s familiarity with the Company’s operations and business. As Chair, Ms. Muller presides over meetings of the Board, coordinates the activities of the Board and performs such other duties as the Board may establish or delegate from time to time.
The Board believes that the active involvement of its independent directors, together with the Board’s current leadership structure, provides effective oversight of management. We do not have a lead independent director.
Role of the Board of Directors in Risk Oversight
One of the key functions of our Board is oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight.
In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our audit committee assists the Board in its oversight of financial risk exposures, internal controls and the Company’s risk management processes relating to accounting, compliance, information technology and cybersecurity risks.
Our audit committee oversees compliance with legal and regulatory requirements and is responsible for the oversight of cybersecurity risks. Our compensation committee oversees risks relating to our compensation plans, policies and programs and compliance with applicable legal and regulatory requirements.
Family Relationships
Elizabeth A. Muller, our President and Chief Executive Officer and Chair of the Board, is the daughter of Richard A. Muller, our Chief Technology Officer. There are no other family relationships among our directors or executive officers.
Director Independence
Under the listing standards of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors, as affirmatively determined by the Board. In addition, the Nasdaq listing standards require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under Nasdaq listing standards, a director will only qualify as an “independent director” if, in the opinion of the Board, that director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act, and Nasdaq listing standards. Compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the Nasdaq listing standards.
Our Board has undertaken a review of the independence of each of our directors and director nominees. Based on information provided by each director concerning his or her background, employment and affiliations, our Board has determined that each member of our Board, other than Ms. Muller and Mr. Angell, qualifies as “independent” as defined under the applicable Nasdaq and SEC rules.
In making these determinations, our Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our common stock by each non-employee director. In connection with its review of Ms. Goldman Tepper’s independence, the Board considered her service as a director of Deep Isolation Nuclear, Inc. (“Deep Isolation”), and determined that such service does not impair her ability to exercise independent judgment as a director of the Company and does not otherwise affect her independence under applicable Nasdaq listing standards or SEC rules. Ms. Muller is not independent due to her role as President and Chief Executive Officer. Mr. Angell is not independent due to his prior service as an officer of the Company.
Board Meetings and Committees
During the fiscal year ended December 31, 2025, our Board held two meetings and took action by written consent as necessary. During the same period, the audit committee met one time, the compensation committee met two times, and the nominating and corporate governance committee met one time, and each took actions by written consent as necessary. Each of our directors attended at least 75% of the meetings of the Board and of the committees on which such director served during such director’s term. It is the Company’s policy that directors are invited and encouraged to attend the annual meeting of stockholders. We did not hold a 2025 annual meeting of stockholders.
Committees of the Board of Directors
Our Board has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by the Board. The Board may establish additional committees from time to time as it deems appropriate.
Audit Committee
The audit committee consists of Mr. Glanville, Ms. Goldman Tepper and Mr. Janover, with Mr. Glanville serving as chair. Our Board has determined that each member of the audit committee satisfies the independence requirements under the Nasdaq listing standards and Rule 10A-3(b)(1) under the Exchange Act. Our Board has also determined that each of Thomas S. Glanville and Blake E. Janover qualifies as an “audit committee financial expert” within the meaning of SEC regulations. Each member of the audit committee is able to read and understand fundamental financial statements in accordance with applicable requirements. In making these determinations, our Board considered each member’s experience and the nature of their employment.
The audit committee assists the Board in overseeing the Company’s accounting and financial reporting processes, systems of internal control and financial statement audits, and the qualifications, independence and performance of the Company’s independent registered public accounting firm. The audit committee’s responsibilities include:
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overseeing the Company’s accounting and financial reporting processes;

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selecting, engaging and evaluating the independent registered public accounting firm;

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reviewing and discussing the scope and results of audits with the independent registered public accounting firm, and reviewing interim and annual financial statements with management and the independent registered public accounting firm;

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obtaining and reviewing, at least annually, a report from the independent registered public accounting firm describing its internal quality control procedures and any material issues with such procedures, as well as all relationships between the firm and the Company bearing on independence;

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establishing and overseeing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including confidential and anonymous employee submissions;

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reviewing and discussing the adequacy and effectiveness of internal control over financial reporting and disclosure controls and procedures;

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reviewing the Company’s financial, accounting, compliance, information technology, cybersecurity, currency and tax risks, and overseeing related risk management processes;

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reviewing any proposed waivers of the Company’s Code of Business Conduct and Ethics;

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reviewing related person transactions; and

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approving, or as required pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

The audit committee operates under a written charter that complies with the applicable rules and regulations of the SEC and the Nasdaq listing standards. A copy of the audit committee charter is available on the Company’s website at www.deepfission.com/investors/governance.
Compensation Committee
Our compensation committee consists of Mr. Janover, Ms. Goldman Tepper and Mr. Glanville, with Mr. Janover serving as chair. Our Board has determined that each of Mr. Janover, Ms. Goldman Tepper and Mr. Glanville is independent under applicable Nasdaq listing standards and SEC rules, and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.
The compensation committee assists the Board in overseeing and determining the compensation policies, plans and programs of the Company and reviews and determines the compensation to be paid to executive officers, directors and other senior management, as appropriate. Specific responsibilities of the compensation committee include:
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reviewing, approving and determining, or making recommendations to our Board regarding the compensation of our Chief Executive Officer, other executive officers and senior management;

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reviewing and recommending to our Board changes to the compensation paid to our non-employee directors;

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administering our equity incentive plans and overseeing our other benefit programs;

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reviewing and approving incentive compensation and equity awards, severance agreements, profit sharing plans, bonus plans, change-in-control protections and any other compensatory arrangements for our executive officers;

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overseeing and recommending changes to the Company’s incentive compensation plans and practices;

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reviewing and approving general policies relating to compensation and benefits of our employees, including our overall compensation strategy;

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overseeing the Company’s management of human capital; and

•
overseeing the Company’s SEC and exchange-related executive compensation reporting requirements.

As set forth in its charter, the compensation committee may delegate its authorities or responsibilities to subcommittees consisting of one or more members of the compensation committee as it deems appropriate, except to the extent such delegation is limited by applicable law or listing standard.

The compensation committee operates under a written charter that complies with the applicable rules and regulations of the SEC and the Nasdaq listing standards. A copy of the compensation committee charter is available on the Company’s website at www.deepfission.com/investors/governance.
Compensation Committee Processes and Procedures
The compensation committee meets from time to time in executive session. From time to time, members of management and other employees, as well as outside advisors or consultants, may be invited to attend meetings and provide financial or other background information or advice. Our Chief Executive Officer does not participate in, and is not present during, deliberations or determinations of the compensation committee regarding her compensation.
Under its charter, the compensation committee has the authority to obtain advice, reports or opinions from internal or external counsel and other expert advisors, at the Company’s expense, as it deems necessary or appropriate in the performance of its duties. The compensation committee is directly responsible for the appointment and oversight of the work of any consultants or advisers engaged to assist the committee. In particular, the compensation committee has sole authority to retain and terminate compensation consultants, legal counsel and other advisers.
In selecting or receiving advice from compensation consultants, legal counsel or other advisers (other than in-house legal counsel and certain other types of advisers), the compensation committee takes into consideration the factors prescribed by the SEC and Nasdaq that bear on the adviser’s independence.
Nominating and Corporate Governance Committee
Our nominating and corporate governance committee consists of Ms. Goldman Tepper and Mr. Janover, with Ms. Goldman Tepper serving as chair. Our Board has determined that each of Ms. Goldman Tepper and Mr. Janover is independent under applicable Nasdaq listing standards and SEC rules.
The nominating and corporate governance committee assists the Board in identifying, evaluating and recommending individuals qualified to serve as directors, developing and recommending corporate governance principles and overseeing matters of corporate governance. The responsibilities of the nominating and corporate governance committee include:
•
identifying and evaluating candidates, including nominees recommended by stockholders, to serve on our Board;

•
considering and making recommendations to our Board regarding the composition of committees of our Board and the appointment of committee chairs;

•
developing and recommending to our Board corporate governance guidelines and practices;

•
overseeing the Company’s corporate governance practices;

•
assisting the Board in its review of the development, oversight and implementation of the Company’s sustainability policies, programs and practices;

•
overseeing periodic evaluations of the Board’s performance, including its committees; and

•
assisting the Board with succession planning.

The nominating and corporate governance committee operates under a written charter that complies with the applicable rules and regulations of the SEC and the Nasdaq listing standards. A copy of the nominating and corporate governance committee charter is available on the Company’s website at www.deepfission.com/investors/governance.
Considerations in Evaluating Director Nominees
Our nominating and corporate governance committee uses a variety of methods to identify and evaluate director nominees. In evaluating candidates, the committee considers the current size and composition of the Board, the needs of the Board and its committees and other factors it deems appropriate. The committee considers a range of qualifications, including character, integrity, judgment, diversity, independence, areas of expertise, corporate experience, length of service, potential conflicts of interest and other commitments. Director candidates should have the ability to provide advice and guidance to our Chief Executive Officer based on experience in positions of significant responsibility and should be leaders in the organizations with which they are affiliated. Candidates must also have sufficient time available to perform their Board and committee responsibilities. Members of the Board are expected to prepare for, attend and participate in all Board and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our nominating and corporate governance committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.
Our Board believes it should be composed of individuals with diverse backgrounds and experiences, and the committee considers the benefits of diverse viewpoints in evaluating candidates. The committee also considers these and other factors in overseeing the annual evaluations of the Board and its committees. Following its review and evaluation of director candidates, the nominating and corporate governance committee recommends director nominees to the full Board for selection.
SKILLS MATRIX	Elizabeth A. Muller	Leslie Goldman Tepper*	Jonathon Angell	Thomas S. Glanville	Blake E. Janover*
INDUSTRY
Experience in advanced nuclear energy, energy infrastructure, subsurface engineering, industrial operations, manufacturing, or other highly regulated and technically complex industries, including an understanding of the operational, commercial and safety risks associated with such industries.
	✓	✓	✓	✓
GOVERNANCE
Experience with public company governance, board oversight, investor engagement, compliance, strategic planning and management accountability, including governance practices designed to support long-term stockholder value.
	✓	✓	✓	✓	✓
RISK MANAGEMENT / SAFETY
Experience identifying, assessing and overseeing operational, financial, technological, cybersecurity, regulatory and safety-related risks, including risks that may affect public safety, infrastructure resilience, business continuity and stockholder value.
	✓	✓	✓	✓	✓
FINANCE / ACCOUNTING
Experience in accounting, finance, capital allocation, financial reporting, internal controls, strategic transactions and/or raising debt and equity capital in private or public markets.
			✓	✓	✓
HUMAN CAPITAL MANAGEMENT
Experience attracting, developing, motivating and retaining talent, including leadership succession planning, organizational development and compensation oversight in growth-oriented or technically specialized organizations.
	✓	✓	✓		✓
EXECUTIVE Experience serving in senior executive leadership roles with responsibility for strategy, operations, organizational management and execution within complex or rapidly evolving businesses.	✓	✓	✓	✓	✓
REGULATORY / GOVERNMENT
Experience with government affairs, public policy, licensing, permitting or regulatory oversight, including engagement with governmental agencies and regulatory bodies relevant to energy, infrastructure or public-company operations.
	✓	✓	✓	✓
CYBERSECURITY / TECHNOLOGY
Experience overseeing information technology, cybersecurity, digital infrastructure, data protection and emerging technologies, including AI-enabled tools and technologies that support operational performance, engineering, enterprise systems and risk management.
	✓	✓	✓		✓

*
Ms. Goldman Tepper and Mr. Janover are nominees for election as Class I directors at the Annual Meeting.

Stockholder Recommendations for Nominations to the Board of Directors
Our nominating and corporate governance committee will consider candidates for director recommended by stockholders, provided that such recommendations comply with our amended and restated certificate of incorporation, our Bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The committee evaluates such recommendations in accordance with its charter, our Bylaws and our policies and procedures for director candidates, as well as the director nominee criteria described above.
This process is designed to ensure that the Board includes individuals with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Stockholders wishing to recommend a candidate for nomination should submit a written recommendation that includes information about the candidate, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our common stock and a signed letter from the candidate confirming the candidate’s willingness to serve on the Board. The nominating and corporate governance committee retains discretion to determine which individuals to recommend for nomination as directors.
Any nomination must comply with the requirements set forth in our Bylaws and should be sent in writing to Deep Fission, Inc., Attention: Secretary, 2001 Addison Street, Suite 300, Berkeley, CA 94704. To be timely for our 2027 annual meeting of stockholders, nominations must be received no earlier than March 19, 2027 and no later than April 18, 2027. In addition, stockholders who intend to solicit proxies in support of director nominees other than our nominees must comply with the requirements of Rule 14a-19(b) under the Exchange Act.
Communications with the Board of Directors
Interested parties wishing to communicate with our Board or individual members of our Board may do so by writing to Deep Fission, Inc., Attention: Secretary, 2001 Addison Street, Suite 300, Berkeley, CA 94704. All communications received as set forth above will be opened by the office of the Secretary for the purpose of determining whether the contents represent an appropriate message to the Company’s directors. Materials that are not in the nature of advertising, soliciting, or promoting a product or service and that are not patently offensive will be forwarded to the intended recipient or recipients, or, if none is specified, to the Chair of the Board.
Corporate Governance Guidelines and Codes of Ethics
Our Board has adopted Corporate Governance Guidelines that address, among other matters, the qualifications and responsibilities of directors and director candidates and the Company’s corporate governance policies and standards. In addition, our Board has adopted a Code of Business Conduct and Ethics, which applies to all of our employees, officers, and directors, as well as a Code of Ethics for Senior Financial Officers, which applies to our principal executive officer, principal financial officer and principal accounting officer.
A copy of the Code of Business Conduct and Ethics and the Code of Ethics for Senior Financial Officers is available on the Company’s website at www.deepfission.com/investors/governance and as Exhibit 14.1 to our Annual Report on Form 10-K for the year ended December 31, 2025, respectively. We intend to disclose any future amendments to, or waivers from, certain provisions of either the Code of Business Conduct and Ethics or the Code of Ethics for Senior Financial Officers on our website at www.deepfission.com within four business days following the date of such amendment or waiver.
Insider Trading Policy and Anti-Hedging
Our Board has adopted an Insider Trading Policy (the “Insider Trading Policy”) governing the purchase, sale and other dispositions of the Company’s securities by directors, officers, employees, consultants, contractors and advisors, which is designed to promote compliance with applicable insider trading laws, rules and regulations. The policy also requires that transactions by the Company in its own securities, including stock repurchases, be conducted in compliance with applicable securities laws and regulations.

The Insider Trading Policy prohibits members of our Board and all employees, including officers subject to Section 16 of the Exchange Act, from purchasing financial instruments (such as prepaid variable forward contracts, equity swaps, collars or exchange funds) or otherwise engaging in transactions that hedge or offset any decrease in the market value of the Company’s securities.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
Our Board is currently composed of five members. In accordance with our amended and restated certificate of incorporation, our Board is divided into three staggered classes of directors. At the 2026 Annual Meeting, two Class I directors will be elected for a three-year term.
Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation or removal. Any increase or decrease in the number of directors will be apportioned among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our Board may have the effect of delaying or preventing changes in control of the Company.
If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the election of Ms. Goldman Tepper and Mr. Janover. If any nominee becomes unavailable for election as a result of an unexpected occurrence, our Board may designate a substitute nominee, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. Each person nominated for election has consented to being named as a nominee in this Proxy Statement and has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve.
Directors With Terms Expiring at the Annual Meeting
Ms. Goldman Tepper’s and Mr. Janover’s terms as Class I directors expire at the Annual Meeting.
Nominees
Our Board has approved Leslie Goldman Tepper and Blake E. Janover as nominees for election as Class I directors at the Annual Meeting. Ms. Goldman Tepper joined our Board in November 2025. Mr. Janover joined our Board in December 2025. If elected, Ms. Goldman Tepper and Mr. Janover will serve as Class I directors until our 2029 annual meeting of stockholders. Ms. Goldman Tepper and Mr. Janover are current directors of our Company.
Name	Class	Age	Position	Current Term Expires	Expiration of Term For Which Nominated
Leslie Goldman Tepper(1)(2)(3)(4)	I	60	Director	2026	2029
Blake E. Janover(1)(2)(3)(5)	I	43	Director	2026	2029

(1)
Member of the audit committee.

(2)
Member of the nominating and corporate governance committee.

(3)
Member of the compensation committee.

(4)
Chair of the nominating and corporate governance committee.

(5)
Chair of the compensation committee.

Leslie Goldman Tepper has served as a director of Deep Fission since November 2025. She serves as Chair of the nominating and corporate governance committee and as a member of the audit and compensation committees. Ms. Goldman Tepper founded and was a General Partner of The Artemis Fund, focused on early-stage, women-led companies, from April 2019 to April 2024. Since April 2022, Ms. Goldman Tepper has served on the board of Deep Isolation, a nuclear waste disposal company, where she is lead independent director, chair of the compensation committee and a member of the nominating and governance committee and audit committee. Since September 2019, she has been Managing Member of her family office. In April 2025, she was elected to the board of directors of Titan Acquisition Corp. (Nasdaq: TACH) as a member of its compensation and audit committees. She brings extensive experience in funding and scaling private companies, has served on the board of multiple growth stage companies, and has been a frequent speaker for the National Association of Corporate Directors (NACD) while serving as a board member for its Texas and Utah Chapters. Her legal background includes serving as General Counsel for Fisher HealthCare and in-house for Waste Management after private practice in AmLaw 100 firms. Ms. Goldman Tepper holds degrees from Yale University, the University of New South Wales, and Fordham University School of Law. We believe that Ms. Goldman Tepper is qualified to serve as a director due to her extensive prior public and private company board experience, significant experience investing in and scaling early-stage companies, and expertise in legal, regulatory, government affairs, risk oversight, management, and corporate governance matters.
Blake E. Janover has served as a director of Deep Fission since December 2025. He serves as Chair of the compensation committee and as a member of the audit committee and the nominating and corporate governance committee. Mr. Janover is the Founder, Chief Executive Officer and Chairman of the board of directors of J2 Labs Inc., a holding company, and has held such positions since he founded the company in June 2025. Since 2019, he has also served as a member of the board of directors of DeFi Development Corporation (Nasdaq: DFDV), a digital asset treasury company whose predecessor, Janover Inc., a commercial real estate and financial technology company, he founded in 2018 and led as Founder, Chief Executive Officer, President and Chairman of the board of directors through its initial public offering on the Nasdaq Capital Market in July 2023. Mr. Janover previously served as a member of the board of directors of Soulpower Acquisition Corporation (NYSE: SOUL) from April 2025 to April 2026, where he served as Chair of its nominating and governance committee and as a member of its audit committee. Mr. Janover has over 20 years of experience in capital formation across public and private markets and has served as a principal in multiple public reporting companies. He has founded and operated multiple businesses. Mr. Janover completed the Owner/President Management Program at Harvard Business School and is a member of the Young Presidents’ Organization (YPO). He is a NATSEC Fellow of the National War College Alumni Association. We believe that Mr. Janover is qualified to serve as a director based on his experience founding and leading a Nasdaq-listed company through its initial public offering, his experience in capital formation across multiple industries, his public company governance experience, and his entrepreneurial leadership.
Continuing Directors
Name	Class	Age	Position	Current Term Expires
Jonathon Angell	II	54	Director	2027
Thomas S. Glanville(1)(2)(3)	II	67	Director	2027
Elizabeth A. Muller	III	48	Chair of the Board; President and Chief Executive Officer	2028

(1)
Member of the audit committee.

(2)
Member of the compensation committee.

(3)
Chair of the audit committee.

Jonathon Angell has served as a director of Deep Fission since November 2025. He has served as the Chief Executive Officer of Angell Investments, a venture capital firm, since 2016 and has previously served as Deep Fission’s Chief Financial Officer from July 2023 to August 2024, where he helped shape its financial structure and led its largest acquisition, and as a Strategic Advisor to Deep Fission from August 2024 to November 2025. He also serves as a director and audit committee chair of Deep Isolation. Mr. Angell has more than 20 years of experience advising companies ranging from startups to Fortune 500 enterprises and has worked on corporate strategy initiatives for companies including Hitachi, Toyota, General Motors, Philips, Merrill Lynch, and Ubisoft. He is a Certified Public Accountant, Certified Financial Manager, Certified Information Systems Auditor, and Certified Management Accountant. He holds a B.A. from Whitman College and an M.B.A. from Heriot-Watt University. We believe Mr. Angell is qualified to serve as a director because of his financial expertise, prior executive experience with the Company, strategic advisory background, and extensive audit committee and board leadership experience.

Thomas S. Glanville has served as a director of Deep Fission since December 2025. He serves as Chair of the audit committee and as a member of the compensation committee. He is the managing partner of Eschelon Advisors, LP and its affiliates, providing energy and private equity investment and advisory services, a position he has held since January 2003. Mr. Glanville currently serves on the boards of directors of Crescent Pass Energy Holdings, L.L.C. and Strand Energy, L.L.C., both privately held oil and gas exploration and production companies, and has served since September 2015 as a director and audit committee chair of MIND Technology, Inc. (Nasdaq: MIND), a provider of innovative technology to the global marine industry. Mr. Glanville is also an advisory director of Buzz Solutions, Inc., an AI inspection and monitoring software provider to electric utilities, a position he has held since January 2026. Previously, Mr. Glanville served from January 2001 to May 2022 as a director of Itron, Inc. (Nasdaq: ITRI), a technology and services company dedicated to the efficient use of energy and water, where he served as chair of the audit and finance committee and as a member of the compensation and corporate governance committees. Earlier in his career, he served as Vice President of Technology and New Ventures for Reliant Energy, Inc. and its affiliate, Reliant Resources, Inc. Mr. Glanville also served as chairman of the Texas Tri-Cities branch (Houston, Austin, and San Antonio) of the National Association of Corporate Directors from January 2011 to December 2016. He holds a Master of Science degree in Mineral Economics from the Colorado School of Mines and a Bachelor of Arts degree in Economics from the University of Virginia. We believe Mr. Glanville is qualified to serve as a director due to his extensive experience in energy and infrastructure, his financial and audit committee expertise, and his long tenure serving on the board of a public company.
Elizabeth A. Muller has served as a director of Deep Fission since September 2025 and previously served as a director of Legacy Deep Fission since its founding in July 2023. She is the Co-Founder, President and Chief Executive Officer of Deep Fission, a role she has held since March 2024, and serves as Chair of the Board. She is also a co-founder of Deep Isolation and has served as Executive Chair of its board of directors since June 2024. Previously, Ms. Muller served as the Chief Executive Officer of Deep Isolation from July 2016 to June 2024. Ms. Muller is also Co-Founder and Chair of Berkeley Earth, a climate data analysis organization she co-founded in January 2022, and previously served as Executive Director of Berkeley Earth from December 2009 to January 2018. She has also served as a Director at Gov3 (now CS Transform), a strategy consulting firm focused on government transformation, and as a Policy Advisor at the Organisation for Economic Co-operation and Development (OECD), where she worked on technology-driven public sector initiatives. Ms. Muller is a co-author of several of Deep Isolation’s patents. Ms. Muller holds a degree in mathematics from the University of California, San Diego, and a master’s degree in business from ESCP Business School in Paris. We believe Ms. Muller is qualified to serve on our Board due to her direct and sustained leadership experience as the co-founder and former Chief Executive Officer of Deep Isolation, her role in founding and leading Deep Fission, guiding it through its formative stages and into the public markets. In addition, her deep institutional knowledge of the Company, combined with her prior service on multiple corporate boards, provides both strategic insight and governance experience. Ms. Muller also brings environmental, technical, and policy expertise and extensive experience in leadership and operations.
Director Compensation
In connection with the closing of the Merger on September 5, 2025, the composition of our Board was reconstituted. Ian Jacobs and Mark Tompkins served as our sole directors prior to the closing of the Merger and resigned from our Board effective upon such closing. Messrs. Jacobs and Tompkins did not receive any compensation for their service on our Board.
Effective as of September 5, 2025, Elizabeth A. Muller and Richard A. Muller were appointed to our Board, although Dr. Muller resigned from the Board on November 7, 2025 to focus on his continuing responsibilities as our Chief Technology Officer. Jonathon Angell and Leslie Goldman Tepper were appointed to our Board on November 7, 2025, and Thomas S. Glanville and Blake E. Janover were appointed to our Board on December 19, 2025.
Ms. Muller is employed as our Chief Executive Officer and President and receives no compensation for her service as a director and Chair of the Board. The compensation received by Ms. Muller as an employee is shown under “Executive Compensation — Summary Compensation Table.” Dr. Muller and Mr. Jacobs each also served as executive officers during the fiscal year ended December 31, 2025 (and Dr. Muller continues to serve as our Chief Technology Officer), and their compensation is also shown under “Executive Compensation — Summary Compensation Table.”
On November 7, 2025, the Board adopted a Non-Employee Director Compensation Policy. Under this policy, non-employee directors receive cash and equity compensation for their service. Annual cash retainers are paid for Board service and for service on a committee and are paid quarterly in arrears.
The fees paid to our non-employee directors for service on the Board and for service on each committee of the Board of which the non-employee director is a chair are as follows:
Annual Board Member Service Retainer
•
All non-employee directors: $67,500

Annual Committee Chair Service Retainer
•
Chair of the audit committee: $10,000

•
Chair of the compensation committee: $9,500

•
Chair of the nominating and corporate governance committee: $9,500

Equity compensation for non-employee directors is provided in the form of restricted stock units (“RSUs”) granted under the 2025 Equity Plan. Each RSU represents the right to receive one share of the Company’s common stock upon vesting. The Non-Employee Director Compensation Policy delegates to the nominating and corporate governance committee approval of the terms of the RSU grants, and the nominating and corporate governance committee determined to provide that all RSU awards made to non-employee directors permit the holder to defer receipt of the underlying shares following vesting until the earlier of (i) a Change in Control (as defined in the 2025 Equity Plan) and (ii) the director’s separation from service. Delivery of any deferred shares will be made in accordance with the 2025 Equity Plan and Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).
Under the Non-Employee Director Compensation Policy, each non-employee director who joined the Board on or before December 31, 2025 was entitled to receive an RSU award covering 100,000 shares of the Company’s common stock (an “Early Director Award”) upon his or her election to the Board. On November 7, 2025, the compensation committee approved an Early Director Award to each of Ms. Goldman Tepper and Mr. Angell. On December 19, 2025, the compensation committee approved an Early Director Award to each of Messrs. Glanville and Janover. Each Early Director Award vests in full on the six-month anniversary of the grant date, subject to continued service, or earlier upon the occurrence of a Change in Control (as defined in the 2025 Equity Plan).
Although the Early Director Awards described above were approved by the compensation committee in fiscal year 2025, because the vesting terms for these awards were not finalized until fiscal year 2026, the awards were not considered granted for purposes of ASC 718, Compensation — Stock Compensation, until March 31, 2026. As a result, in accordance with SEC rules, no value appears in the 2025 Non-Employee Director Compensation Table for such awards, and the awards will instead be reflected in the Company’s 2026 Non-Employee Director Compensation Table.
Under the Non-Employee Director Compensation Policy, each non-employee director who joins the Board after December 31, 2025 will receive an initial RSU award having a grant-date fair value of $130,000, which vests in full on the earlier of the one-year anniversary of the grant date and the occurrence of a Change in Control. Beginning with the 2026 annual meeting of stockholders, each non-employee director who continues to serve on the Board following the annual meeting will receive an annual RSU award having a grant-date fair value of $130,000, which vests in full on the earlier of the first anniversary of the grant date and the occurrence of a Change in Control.
All RSU awards are granted pursuant to the terms of the 2025 Equity Plan and the Company’s standard form of award agreement, and are subject to the deferred delivery election described above. The Company also reimburses non-employee directors for reasonable expenses incurred in connection with their service.

2025 Non-Employee Director Compensation Table
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Jonathon Angell(2)	$19,250	$—	$49,500(3)	$68,750
Leslie Goldman Tepper	$19,250	$—	$—	$19,250
Thomas S. Glanville	$19,375	$—	$—	$19,375
Blake E. Janover	$16,875	$—	$—	$16,875
Mark Tompkins(4)	$—	$—	$—	$—

(1)
As described above, although the compensation committee approved RSU awards for four of the directors in fiscal year 2025, the awards were not considered granted for purposes of ASC 718, Compensation — Stock Compensation, until fiscal year 2026. As a result, such awards are not included in this 2025 Non-Employee Director Compensation Table.

(2)
Mr. Angell served as Chair of the compensation committee and as a member of the nominating and corporate governance committee during the fiscal year ended December 31, 2025. Mr. Angell resigned as Chair and a member of the compensation committee on April 3, 2026 and as a member of the nominating and corporate governance committee on April 20, 2026.

(3)
Prior to his appointment to the Board, Mr. Angell provided consulting services to the Company and received a monthly retainer in connection with those services. The consulting relationship terminated upon his appointment to the Board, and no consulting fees were paid to Mr. Angell following his commencement of service as a director.

(4)
Mr. Tompkins resigned as a member of the Board upon the closing of the Merger on September 5, 2025.

The table below shows the aggregate number of unvested stock awards held as of December 31, 2025 by each non-employee director. This table does not reflect the Early Director Awards approved by the compensation committee to each of Messrs. Angell, Glanville and Janover and Ms. Goldman Tepper in fiscal year 2025 pursuant to the Company’s Non-Employee Director Compensation Policy, which were not considered granted for purposes of ASC 718, Compensation — Stock Compensation, until fiscal year 2026.
Name	Stock Awards Outstanding
Jonathon Angell	—
Leslie Goldman Tepper	—
Thomas S. Glanville	—
Blake E. Janover	—
Mark Tompkins	—
Required Vote
For the election of directors, the two nominees receiving the most “FOR” votes from the holders of shares present or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “FOR” will affect the outcome.
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
EACH OF THE NOMINEES NAMED ABOVE.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our audit committee has appointed Grant Thornton as our independent registered public accounting firm. Grant Thornton has been engaged to audit our consolidated financial statements for the year ending December 31, 2026, to audit our consolidated financial statements for the year ended December 31, 2025 and to reaudit our consolidated financial statements for the year ended December 31, 2024.
During the years ended December 31, 2024 and 2023, Grassi & Co., CPAs, P.C. (“Grassi”) served as our independent registered public accounting firm. On September 5, 2025, in connection with the consummation of the Merger, Grassi was dismissed as our independent registered public accounting firm.
Effective as of September 5, 2025, our Board approved the appointment of dbbmckennon (“dbbmckennon”) as our independent registered public accounting firm. On February 27, 2026, dbbmckennon was dismissed, and our audit committee approved the appointment of Grant Thornton as our independent registered public accounting firm.
At the Annual Meeting, our stockholders are being asked to ratify the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2026. Our audit committee is submitting the appointment of Grant Thornton to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If our stockholders do not ratify this appointment, our audit committee will reconsider whether to retain Grant Thornton. Notwithstanding the appointment of Grant Thornton and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
Representatives of Grant Thornton are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire and to respond to appropriate questions from stockholders.
Change in Independent Registered Public Accounting Firm
Dismissal of Grassi and Engagement of dbbmckennon
As of September 5, 2025, Grassi was dismissed as the Company’s independent registered public accounting firm. Effective as of September 5, 2025, the Board approved the appointment of dbbmckennon as the Company’s independent registered public accounting firm for the year ending December 31, 2025.
During the years ended December 31, 2024 and 2023, and the subsequent interim period through September 5, 2025, there were no disagreements with Grassi on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grassi, would have caused it to make reference to the subject matter thereof in connection with its report. Grassi’s reports did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the years ended December 31, 2024 and 2023, and the subsequent interim period through September 5, 2025, neither the Company nor anyone acting on its behalf consulted with dbbmckennon with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by dbbmckennon that dbbmckennon concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto).
Dismissal of dbbmckennon and Engagement of Grant Thornton
On February 27, 2026, the audit committee approved the engagement of Grant Thornton as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the years ended December 31, 2024 and 2025. Accordingly, dbbmckennon was informed that it would be replaced as the Company’s independent registered public accounting firm effective February 27, 2026.
The reports of dbbmckennon on the Company’s consolidated financial statements as of and for the years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports included an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern.
During the years ended December 31, 2024 and 2023 and the subsequent interim period through February 27, 2026, there were no (i) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) with dbbmckennon on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to dbbmckennon’s satisfaction, would have caused dbbmckennon to make reference to the subject matter thereof in connection with its reports, or (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto), other than, as previously disclosed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, the Company identified a material weakness in internal control over financial reporting related to the design and operating effectiveness of controls over the Company’s financial reporting process, including the formalization and documentation of controls and management review procedures commensurate with a public reporting company. The audit committee discussed the material weakness with dbbmckennon and has authorized dbbmckennon to respond fully to inquiries of Grant Thornton concerning such material weakness. Such material weakness did not result in any restatement of the Company’s financial statements and did not give rise to any disagreement between the Company and dbbmckennon.
During the years ended December 31, 2024 and 2023 and the subsequent interim period through February 27, 2026, neither the Company nor anyone acting on its behalf consulted with Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by Grant Thornton that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto).
Principal Accounting Fees and Services
On February 27, 2026, Grant Thornton was appointed as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the years ended December 31, 2024 and 2025.
The following table sets forth the fees billed by our former independent auditor, dbbmckennon, for the years ended December 31, 2025 and 2024.
	Year Ended December 31,
Fees Billed(1)	2025	2024
Audit fees	$97,134	$45,490
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total fees	$97,134	$45,490

(1)
Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements, review of quarterly financial statements, assistance with registration statements filed with the SEC, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

The following table sets forth the fees billed by our current independent auditor, Grant Thornton, for the years ended December 31, 2025 and 2024.
	Year Ended December 31,
Fees Billed(1)	2025	2024
Audit fees	$274,828	$—
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total fees	$274,828	$—

(1)
Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements, review of quarterly financial statements, assistance with registration statements filed with the SEC, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-Related Fees
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay any fees for consultations concerning financial accounting and reporting standards for the years ended December 31, 2025 and 2024.
Tax Fees
Tax fees include professional services rendered in connection with tax compliance and preparation of tax returns. We did not pay any tax related fees for the years ended December 31, 2025 and 2024.
All Other Fees
All other fees relate to professional services are not included in the categories above. We did not pay any other fees for the years ended December 31, 2025 and 2024.
Procedures for Board of Directors’ Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor
Our audit committee was formed on November 7, 2025, after the consummation of the Merger. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. The Board adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax, and other permissible non-audit services that may be provided by the independent auditors. The policy identifies the guiding principles that must be considered by the audit committee in approving services to ensure that the auditors’ independence is not impaired. Under the policy, the audit committee annually, and from time to time, pre-approves the audit engagement fees and terms of all audit and permitted non-audit services to be provided by the independent auditors. The audit committee has determined that all services performed by Grant Thornton and dbbmckennon were compatible with maintaining the independence of the firms.
Required Vote
The ratification of the appointment of Grant Thornton as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on this matter, voting affirmatively or negatively (excluding abstentions and broker non-votes).
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON.

PROPOSAL NO. 3
APPROVAL OF AN AMENDMENT TO THE 2025 EQUITY INCENTIVE PLAN
Overview
We are asking our stockholders to approve an amendment to our 2025 Equity Plan to increase the number of shares of our common stock authorized for issuance under the 2025 Equity Plan by 5,000,000 shares. Our Board has approved the amendment to the 2025 Equity Plan, subject to stockholder approval.
The 2025 Equity Plan was originally adopted by our Board and approved by our stockholders on September 5, 2025.
The 2025 Equity Plan is a critical component of our compensation program, enabling us to attract, retain and motivate employees, directors and consultants by aligning their interests with those of our stockholders.
Reasons for the Amendment
Background
As a development stage company that has not yet developed a commercial product, we are especially reliant on equity incentive compensation to attract, retain and motivate highly-qualified employees. This is particularly the case at this time, as we proceed with reactor development, other research and development and commercialization efforts for which experienced, highly-qualified employees with sufficient technical expertise are key. As a result, we have substantially utilized the share reserve under the 2025 Equity Plan. Therefore, our Board believes the proposed increase in the number of shares available for issuance under the 2025 Equity Plan is appropriate to preserve a reserve of shares to continue to provide us with flexibility to attract, retain and motivate employees who are key to the future development and commercialization of our products, as well as other employees, directors and consultants. If this proposal is not approved, we will have less flexibility in the administration of our equity compensation programs, and could in the future need to rely more heavily on other forms of compensation, such as cash awards.
Promotion of Good Corporate Governance Practices
The 2025 Equity Plan also includes a number of corporate governance best practices. These include, but are not limited to, the following:
•
Clawback of awards.   Awards granted under the 2025 Equity Plan are subject to the clawback or recoupment policies or procedures that the Company has in effect from time to time.

•
No discounted stock options or stock appreciation rights.   Stock options and stock appreciation rights may not be granted with a per share exercise price less than 100% of our common stock’s fair market value on the date of grant.

•
Limit on non-employee director compensation.   The 2025 Equity Plan limits the maximum compensation, including cash and equity, that may be paid to any individual for service as a non-employee director to no more than $750,000 per year (or $1,000,000 for the year in which a non-employee director is first appointed to the Board).

•
No tax gross-ups.   No participant will be entitled under the 2025 Equity Plan to any tax gross-up payments for any excise tax pursuant to Section 280G or 4999 of the Code that may be incurred in connection with awards granted under the 2025 Equity Plan.

•
No single-trigger acceleration on a change in control.   The 2025 Equity Plan does not provide for automatic accelerated vesting of awards upon a change in control.

Share Reserve
As of the date of this Proxy Statement, the aggregate number of shares of our common stock reserved for issuance under the 2025 Equity Plan is 9,500,884 shares. Approval of this Proposal No. 3 would increase the total number of shares authorized for issuance under the 2025 Equity Plan by 5,000,000 shares, resulting in a total of 14,500,884 shares authorized for issuance under the 2025 Equity Plan (subject to adjustment as described below).
The 2025 Equity Plan also has an evergreen feature, whereby beginning on January 1, 2027 and continuing through January 1, 2035, the number of shares of our common stock reserved for issuance under the 2025 Equity Plan will automatically increase on January 1 of each year by an amount equal to 5% of the total number of shares of our capital stock outstanding on December 31 of the preceding year. The Board retains the discretion to reduce or eliminate any such annual increase.
Shares Available for Future Awards
As of June 1, 2026, 1,315,936 shares of common stock remained available for grant under the 2025 Equity Plan. In determining the number of additional shares requested for authorization, the Board and the compensation committee carefully considered our anticipated future equity needs, our historical equity compensation practices and the advice of Compensia. The number of additional shares being requested for authorization under the amendment to the 2025 Equity Plan is 5.0 million shares.
As of June 1, 2026, there were 6,656,661 stock options outstanding and 1,528,287 restricted stock units (“RSUs”) outstanding under the 2025 Equity Plan.
Considerations for the Approval of the Amendment to the 2025 Equity Plan
As noted above, we are a development stage company that has not yet developed a commercial product. As a result, we rely heavily on equity incentive compensation to attract, retain and motivate highly-qualified employees. This is particularly the case at this time, as we proceed with reactor development, other research and development and commercialization efforts for which experienced, highly-qualified employees with sufficient technical expertise are key. As a result, we have substantially utilized the share reserve under the 2025 Equity Plan. Therefore, our Board believes the proposed increase in the number of shares available for issuance under the 2025 Equity Plan is appropriate to preserve a reserve of shares to continue to provide us with flexibility to attract, retain and motivate employees who are key to the future development and commercialization of our products, as well as other employees, directors and consultants. If this proposal is not approved, we will have less flexibility in the administration of our equity compensation programs, and could in the future need to rely more heavily on other forms of compensation, such as cash awards.
We are nevertheless committed to limiting stockholder dilution from our equity compensation programs, and in determining the request for additional shares under the 2025 Equity Plan, the Board and the compensation committee carefully considered the potential dilution to our current stockholders and balanced this against the considerations described above. The compensation committee and, as appropriate, the full Board, will continue to regularly review the dilution that results from our equity incentive programs and ensure that equity incentives are being appropriately used to invest in long-term talent acquisition, retention and motivation in aid of our long-term research, development and commercialization goals, as well as alignment of service providers with our stockholders.
Summary of the 2025 Equity Plan
The 2025 Equity Plan authorizes the issuance of options to purchase shares of common stock and the grant of stock appreciation rights (“SARs”), restricted stock awards, RSU awards, performance awards and cash bonus awards. The material features of the 2025 Equity Plan, as amended, are summarized below. This summary is qualified in its entirety by reference to the full text of the 2025 Equity Plan, as amended, a copy of which is attached as Annex A to this Proxy Statement.
Summary
Administration.   Administration of the 2025 Equity Plan has been delegated to the Board unless the Board delegates all or any portion of its authority to administer the 2025 Equity Plan to a committee (the “Committee”), which the Board has so delegated. To the extent an award is intended to qualify for the exemption from Section 16(b) of the Exchange Act, the Committee shall consist solely of two or more independent, non-employee directors who are “outside directors” within the meaning of Rule 16b-3(b)(3). The Committee, in its discretion, may delegate to one or more officers of the Company, all or part of the Committee’s authority and duties in accordance with applicable law.
Eligibility.   All of our officers and employees, and those of our subsidiaries and affiliates (as such terms are defined in the 2025 Equity Plan), are eligible to participate in the 2025 Equity Plan. Our directors and other persons who provide consulting services to us and our affiliates are also eligible to participate in the 2025 Equity Plan. As of June 1, 2026, we had 60 employees (including 7 executive officers and 1 director) and 9 non-employees (including 4 directors and 5 consultants) eligible for awards under the 2025 Equity Plan.
Maximum Shares.   Under the 2025 Equity Plan, subject to adjustment and other than with respect to substitute awards (i.e., awards granted as replacements for awards granted by a company or a business that we acquire or with which we combine), the maximum number of shares of common stock that may be issued pursuant to awards is 14,500,884. In addition, the share reserve will automatically increase on January 1 of each year for a period of nine years commencing on January 1, 2027 and ending on (and including) January 1, 2035, in an amount equal to 5% of the total number of shares of common stock outstanding on December 31 of the preceding year; provided that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares. The maximum number of shares that may be issued as incentive stock options is 43,502,652 (equal to 300% of the shares reserved for issuance under the 2025 Equity Plan). These limitations, and the terms of outstanding awards, may be adjusted without the approval of our stockholders as the Committee determines is appropriate in the event of a stock dividend, stock split, reclassification of stock or similar event. If an option terminates, expires or becomes un-exercisable, or shares of common stock subject to a stock award, grant of SAR or RSUs are forfeited, the shares subject to such option, stock award, grant of SAR or RSUs are available under the first sentence of this paragraph for future awards under the 2025 Equity Plan. Shares withheld or reacquired by the Company to satisfy an exercise price or tax withholding obligation may be available for future issuance under the 2025 Equity Plan. Finally, to the extent that an award is settled in cash or a form other than shares of common stock, the shares of common stock that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2025 Equity Plan.
Stock Options.   The 2025 Equity Plan provides for the grant of both options intended to qualify as incentive stock options under Section 422 of the Code and options not intended to so qualify. The Committee selects the participants who are granted options and, consistent with the terms of the 2025 Equity Plan, prescribes the terms of each option, including the vesting rules for such option. The option exercise price for options cannot be less than the common stock’s fair market value on the date the option is granted. Generally, the option price may be paid in cash, cash equivalents, shares of common stock held by the participant at the time of exercise, payment through a broker-dealer sale and remittance procedure, a combination of cash and shares of common stock, or pursuant to any other method provided for in the option agreement. Options may be exercised in accordance with requirements set by the Committee. The maximum period in which an option may be exercised is fixed by the Committee, provided that the maximum period cannot exceed ten years. Options that are intended to qualify as incentive stock options must meet the requirements of Section 422 of the Code. Options generally are nontransferable except in the event of the participant’s death, but the Committee may allow the transfer of stock options if the transfer is not prohibited by applicable tax and securities laws. Unless provided otherwise in a participant’s stock option agreement and subject to the maximum exercise period for the option, an option generally ceases to be exercisable upon the earlier of three months following the participant’s termination of service with us or our affiliate or the expiration date under the terms of the participant’s stock option agreement. The right to exercise an option expires immediately upon the participant’s termination of service with us if the termination is for cause. The option exercise period is extended to the earlier of one year from the participant’s termination of service if such termination is due to the participant’s disability or 18 months if such termination is due to the participant’s death (but in no event later than the expiration date under the terms of the participant’s stock option agreement).
Stock Awards.   The Committee also selects the participants who are granted restricted common stock or RSU awards and, consistent with the terms of the 2025 Equity Plan, establishes the terms of each restricted common stock or RSU award. A restricted common stock or RSU award may be subject to payment by the participant of a purchase price for the shares of common stock subject to the award, and may be subject to vesting requirements or transfer restrictions or both, if so provided by the Committee. Those requirements may include, for example, a requirement that the participant complete a specified period of employment with the Company or its affiliate or the achievement of certain performance goals (as discussed below).
Performance Awards.   Awards under the 2025 Equity Plan may be granted subject to achievement of certain performance goals. The Committee will determine the length of any performance period, the performance goals to be achieved during the performance period and the measure of whether and to what degree such performance goals have been attained. Any such performance goals may be based on individual participant performance, our performance or the performance of our affiliates, subsidiaries, divisions, business units or segments, and may be measured on an absolute or relative basis. The performance goals may be based on any one of, or combination of, the following as determined by the Committee: earnings; earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; preclinical development related compound goals; financing; regulatory milestones, including approval of a compound; stockholder liquidity; corporate governance and compliance; product commercialization; intellectual property; personnel matters; progress of internal research or clinical programs; progress of partnered programs; partner satisfaction; budget management; clinical achievements; completing phases of a clinical trial (including the treatment phase); announcing or presenting preliminary or final data from clinical trials, in each case, whether on particular timelines or generally; timely completion of clinical trials; submission of INDs and NDAs and other regulatory achievements; partner or collaborator achievements; internal controls; research progress, including the development of programs; investor relations, analysts and communication; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; or corporate development and planning goals. Generally, the Committee has the discretion to modify the performance objectives or the related minimum acceptable level of achievement if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company conducts its business or other events or circumstances render the performance goals unsuitable.
Stock Appreciation Rights.   The Committee also selects the participants who receive SARs under the 2025 Equity Plan. A SAR entitles the participant to receive a payment of up to the amount by which the fair market value of a share of common stock on the date of exercise exceeds the fair market value for a share of common stock at the time of grant of the award. The per share exercise price of a SAR cannot be less than the common stock’s fair market value on the date the SAR is granted. A SAR is exercisable at such times and subject to such conditions as may be established by the Committee. However, no SAR may be exercisable more than ten years from the grant date. The amount payable upon the exercise of a SAR may be settled in cash or by the issuance of shares of common stock.
Other Stock Based Awards.   The Committee may also make other awards valued in whole or in part by reference to, or otherwise based on, the common stock, including the appreciation in value thereof. The conditions for earning other stock-based awards are established by the Committee and may include that certain performance goals, such as those described above, be achieved.

Change in Capitalization.   The number of shares of common stock covered by outstanding awards, the number of shares of common stock that have been authorized for issuance under the 2025 Equity Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of common stock that may be granted under the 2025 Equity Plan, and the like, shall be proportionally adjusted by the Committee in the event of a recapitalization, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction. Such adjustment shall be made by the Committee and its determination shall be final, binding and conclusive.
Merger, Consolidation or Asset Sale.   Except as otherwise specified in an award agreement, in the event of a corporate transaction (as defined in the 2025 Equity Plan), the Committee may, in its sole discretion, take any one or more of the following actions with respect to any outstanding awards: (i) continuation or assumption of such outstanding awards by the Company (if it is the surviving corporation) or by the surviving corporation of its parent; (ii) substitution or replacement by the surviving corporation or its parent of awards with substantially the same terms and value for such outstanding awards; or (iii) cancellation of such award in consideration of a payment. In the event of a corporate transaction in which the surviving corporation does not assume or continue the awards or substitute similar awards for such outstanding awards, (x) the vesting of such awards held by current participants will be accelerated (and, in the case of performance awards, such accelerated vesting shall be at the “target” level of performance) in full prior to the effective time of such corporation and (y) the awards held by former participants will terminate if not exercised (if applicable) prior to the corporate transaction.
Cancellation or Clawback of Awards.   The Committee may, to the extent permitted by applicable law and stock exchange rules or by any of our policies, cancel or require reimbursement of any awards granted, shares issued or cash received upon the vesting, exercise or settlement of any awards granted under the 2025 Equity Plan or the sale of shares underlying such awards.
Amendment and Termination.   No awards may be granted under the 2025 Equity Plan after September 5, 2035, which is the tenth anniversary of the date on which the 2025 Equity Plan was approved by stockholders. The Board may amend or terminate the 2025 Equity Plan at any time, but an amendment will not become effective without the approval of our stockholders if it increases the aggregate number of shares of common stock that may be issued under the 2025 Equity Plan, materially increases the benefits accruing under the 2025 Equity Plan to participants, changes the class of employees eligible to receive incentive stock options or stockholder approval is required by any applicable law, regulation or rule. No amendment or termination shall, without a participant’s consent, adversely affect any rights of such participant under any award outstanding at the time such amendment is made.
Federal Income Tax Aspects of the 2025 Equity Plan
The following is a brief summary of the federal income tax aspects of awards that may be made under the 2025 Equity Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including foreign taxes, state and local income taxes, payroll taxes and the alternative minimum tax. This summary is not tax advice, and it does not discuss all aspects of federal taxation that may be relevant to the Company and participants. Accordingly, the Company urges each participant to consult his or her own tax advisor as to the specific tax consequences of participation in the 2025 Equity Plan under federal, state, local and other applicable laws.
Incentive Stock Options.   The recipient of an incentive stock option generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of stock from exercised incentive stock options are disposed of, by sale or otherwise. If the incentive stock option recipient does not sell or dispose of the stock until more than one year after the receipt of the stock and two years after the option was granted, then, upon sale or disposition of the stock, the difference between the exercise price and the market value of the stock as of the date of exercise will be treated as a capital gain, and not ordinary income. If a recipient fails to hold the stock for the minimum required time, at the time of the disposition of the stock, the recipient will recognize ordinary income in the year of disposition in an amount equal to any excess of the market value of the common stock on the date of exercise (or, if less, the amount realized or disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period.

The Company will not receive a tax deduction for incentive stock options which are taxed to a recipient as capital gains; however, the Company will receive a tax deduction if the sale of the stock does not qualify for capital gains tax treatment.
Nonqualified Stock Options.   The recipient of stock options not qualifying as incentive stock options generally will not be taxed upon the grant of the option, provided that the option is granted with an exercise price no less than the fair market value of the stock on the date of grant. Federal income taxes are generally due from a recipient of nonqualified stock options when the stock options are exercised. The difference between the exercise price of the option and the fair market value of the stock purchased on such date is taxed as ordinary income. Thereafter, the tax basis for the acquired stock is equal to the amount paid for the stock plus the amount of ordinary income recognized by the recipient. The Company will be entitled to a tax deduction equal to the amount of ordinary income realized by the option recipient by reason of the exercise of the option.
Other Awards.   The payment of other awards under the 2025 Equity Plan will generally be treated as ordinary compensation income at the time of payment or, in the case of bonus or restricted common stock subject to a vesting requirement, at the time substantial vesting occurs. A recipient who receives bonus or restricted shares which are not substantially vested may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares. The amount of ordinary compensation income is equal to the amount of any cash and the amount by which the then fair market value of any common stock received by the participant exceeds the purchase price, if any, paid by the participant.
Required Vote
The approval of the amendment to our 2025 Equity Plan described above requires the affirmative vote of a majority of the votes cast on this matter, voting affirmatively or negatively (excluding abstentions and broker non-votes).
Recommendation of the Board
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE APPROVAL OF THE AMENDMENT TO OUR 2025 EQUITY PLAN.
New Plan Benefits
The number of awards that an employee or a non-employee director may receive under the 2025 Equity Plan is in the discretion of the compensation committee (as the plan administrator) and, therefore, cannot be determined in advance. As of the date of this Proxy Statement, no determination has been made as to which or how many of the persons eligible to receive awards under the 2025 Equity Plan, as amended, will receive future awards under the 2025 Equity Plan, as amended.
The following table sets forth (i) the aggregate number of shares of common stock subject to awards of options and restricted stock units granted under the 2025 Equity Plan during the fiscal year ended December 31, 2025 and (ii) the dollar value of such shares in respect of the restricted stock units based on $15.00 per share, the fair market value of a share on June 1, 2026. No other equity awards were granted under the 2025 Equity Plan during the fiscal year ended December 31, 2025.

Name of Individual or Group	Number of Shares Subject to Options (#)	Dollar Value of Shares Subject to Stock Awards ($)	Number of Shares Subject to Stock Awards (#)
Elizabeth A. Muller President & Chief Executive Officer	189,150	8,241,765	549,451
Richard A. Muller, Ph.D. Chief Technology Officer	—	—	—
Michael Brasel Chief Operating Officer	70,000	—	—
Malcolm Thompson Former Chief Operating Officer, Legacy Deep Fission	—	—	—
Ian Jacobs Former Chief Executive Officer, Surfside	—	—	—
All current executive officers as a group	345,130	8,241,765	549,451
All non-executive directors as a group	—	—	—
All employees, including all current officers who are not executive officers, as a group	418,867	5,175,000	345,000

REPORT OF THE AUDIT COMMITTEE
Our audit committee currently consists of Mr. Glanville, Ms. Goldman Tepper and Mr. Janover, each of whom is a non-management director. Mr. Glanville serves as chair of our audit committee.
Our audit committee is a committee of our Board comprised solely of independent directors, as required by the Nasdaq listing standards and the rules and regulations of the SEC. Our audit committee operates under a written charter approved by our Board, which is available on our website at www.deepfission.com/investors/governance. The composition of our audit committee, the attributes of its members and the responsibilities of our audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. Our audit committee reviews and assesses the adequacy of its charter and its performance on an annual basis.
Our audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2025 with management. Our audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. Our audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm its independence.
Based on the foregoing, our audit committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025 for filing with the SEC.
Respectfully submitted by the members of the audit committee of our Board:
Thomas S. Glanville (Chair)
Leslie Goldman Tepper
Blake E. Janover
This report of the audit committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent specifically incorporated by reference therein.

EXECUTIVE OFFICERS
Our executive officers and their ages and positions with the Company are provided in the table below and in the additional biographical descriptions set forth in the text below the table.
Executive Officers
Name	Age	Position
Elizabeth A. Muller	48	Chair of the Board, President, and Chief Executive Officer
Richard A. Muller, Ph.D.	82	Chief Technology Officer
William (Mark) Schmitz	74	Chief Financial Officer
Michael Brasel	51	Chief Operating Officer
Jon Gordon	52	General Counsel and Secretary
Mark Pérès	66	Chief Nuclear Officer
Stacy Tarver Patterson(1)	40	Chief Marketing Officer

(1)
Ms. Tarver Patterson is not an executive officer pursuant to Item 401 of Regulation S-K.

Elizabeth A. Muller. For a brief biography of Ms. Muller, please see “Proposal No. 1. Election of Directors — Continuing Directors.”
Dr. Richard A. Muller is the Co-Founder and Chief Technology Officer of Deep Fission, a role he has held since March 2024. Previously, Dr. Muller served as the Chief Executive Officer of Deep Fission from June 2023 to March 2024. He is also the co-founder of Deep Isolation and served as Chief Technology Officer from June 2016 to December 2022. Dr. Muller is a Professor of Physics emeritus at the University of California, Berkeley. He is also a prolific inventor (over 80 patents issued) and has written more than 100 scientific articles in peer-reviewed journals. Dr. Muller’s academic research has led to numerous awards, including a MacArthur Prize, the National Science Foundation Alan T. Waterman Award, the Breakthrough Prize, and election to the American Academy of Arts and Sciences. In addition, Dr. Muller has won numerous awards for excellence in teaching and authored ten books, including Physics for Future Presidents and Energy for Future Presidents. Dr. Muller was a member of JASON, an independent scientific advisory group that provides consulting services to the U.S. government on matters of defense science and technology, for 34 years. Dr. Muller received his A.B. degree from Columbia University and his Ph.D. at the University of California, Berkeley.
William (Mark) Schmitz has served as Chief Financial Officer of Deep Fission since August 2025. Mr. Schmitz has over forty years of experience as a finance professional in the energy technology, automotive, life safety, banking, and manufacturing industries. Mr. Schmitz previously served as Chief Financial Officer of Gru Energy Lab, Inc., a producer of silicon anode materials for lithium-ion batteries, from May 2021 until April 2024. From April 2024 to August 2025, Mr. Schmitz served as an independent consultant and advisor to companies in the energy and industrial sectors. Mr. Schmitz also previously served as Chief Financial Officer of Itron, Inc. (Nasdaq: ITRI), a technology and services company dedicated to the efficient use of energy and water, from September 2014 until April 2017, and Chief Financial Officer of Alghanim Industries, a privately held, diversified conglomerate headquartered in Kuwait, from April 2009 until December 2013. He has also served as Chief Financial Officer of Goodyear and Plug Power and has held positions based in China, Brazil, the U.K., and the Middle East. Mr. Schmitz has extensive experience scaling growth-oriented companies and preparing them for public company reporting. Mr. Schmitz holds undergraduate and M.B.A. degrees from The Ohio State University.
Michael Brasel has served as Chief Operating Officer of Deep Fission since October 2025 and previously served as Vice President of Nuclear Programs from December 2024 to October 2025. Prior to joining Deep Fission, from March 2024 to December 2024, Mr. Brasel served as Senior Vice President, Nuclear Product Solutions at Blue Wave AI Labs. Prior to Blue Wave AI Labs, Mr. Brasel worked at NuScale Power Corporation (NYSE: SMR), a company that designs and markets small modular reactors, where he held successive senior operations and supply chain leadership roles from April 2012 to March 2024, most recently as Senior Director. Prior to NuScale, he served at Dairyland Power Cooperative, a generation and transmission cooperative, from February 2002 to March 2012, including as Plant Manager of the La Crosse Boiling Water Reactor from January 2009 to March 2012. Mr. Brasel is a former U.S. Navy nuclear operator — electrician and completed Naval Nuclear Power School. He holds engineering and business degrees from Old Dominion University and the University of Wisconsin — La Crosse.
Jon Gordon has served as General Counsel and Secretary of Deep Fission since October 2025. Prior to joining Deep Fission, he served as General Counsel and Chief Commercial Officer of Ecolectro, Inc., a hydrogen electrolyzer company, from June 2024 to September 2025. From November 2019 to June 2024, he was Co-Founder and General Counsel of Universal Hydrogen Co., a developer of hydrogen-powered aircraft and fueling systems, where he also led partnerships and government affairs. Prior to that, Mr. Gordon served as Vice President and Deputy General Counsel, Digital & Technology, at United Technologies Corporation (now Raytheon Technologies Corporation). Earlier in his career, he practiced M&A and securities law at Cravath, Swaine & Moore LLP and Wachtell, Lipton, Rosen & Katz LLP. Mr. Gordon holds a B.A. and a J.D. from the University of Chicago.
Mark Pérès has served as Chief Nuclear Officer of Deep Fission since February 2026. Prior to that, he served as the Company’s Vice President of Engineering from October 2024 to February 2026. In that role, he managed engineering and technical operations relating to Deep Fission’s nuclear reactor design. Since May 2022, Mr. Pérès has served as President of Pérès Engineering, LLC, where he has conducted evaluations of small modular reactor technologies for a range of clients. From May 2019 to May 2022, Mr. Pérès served as Vice President of Engineering at Kairos Power, a nuclear energy company, where he directed design efforts for the Hermes Test Reactor. From April 2009 to May 2019, he served as Executive Project Director at Fluor Corporation, an engineering and construction firm, where he led major nuclear project deliveries, including work relating to NuScale’s small modular reactor, the first design certified by the U.S. Nuclear Regulatory Commission under 10 C.F.R. Part 52. Mr. Pérès holds a B.S. in Mechanical Engineering from Montana State University and an M.S. in Mechanical Engineering from Washington State University, and is a Ph.D. candidate (ABD) and Adjunct Professor in Nuclear Engineering at the University of South Carolina.
Stacy Tarver Patterson has served as Chief Marketing Officer of Deep Fission since February 2026. In this role, she leads the Company’s marketing, brand, and go-to-market strategy. Prior to joining Deep Fission, Ms. Patterson served as Head of Brand Strategy at Code and Theory from May 2023 to November 2024. From September 2019 to April 2021, she served as Managing Director at West, a venture studio. From January 2021 to December 2021, she served as Co-Founder and Chief Marketing Officer of COR, a digital health technology company. Ms. Patterson has also served as CMO-in-Residence at Columbia Startup Lab since August 2020 and as Founding Partner of New Math since December 2024. She holds a B.S. in Marketing, Management and Organizational Behavior from New York University and an M.B.A. from Columbia Business School. Ms. Tarver Patterson is not an executive officer pursuant to Item 401 of Regulation S-K.

EXECUTIVE COMPENSATION
As an “emerging growth company,” we have opted to comply with the executive compensation disclosure rules applicable to such companies, which allows us to provide reduced compensation disclosure. This section discusses the material components of the executive compensation program for the Company’s named executive officers who appear in the “— Summary Compensation Table” below. In 2025, the “named executive officers” and their positions with the Company were as follows:
•
Elizabeth A. Muller: President and Chief Executive Officer

•
Richard A. Muller, Ph.D.: Chief Technology Officer

•
Michael Brasel: Chief Operating Officer

•
Malcolm Thompson: Former Chief Operating Officer, Legacy Deep Fission

•
Ian Jacobs: Former Chief Executive Officer, Surfside

Summary Compensation Table
The following table sets forth information concerning the compensation earned by or paid to our named executive officers for the fiscal years ended December 31, 2025 and December 31, 2024.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Elizabeth A. Muller President and Chief Executive Officer	2025	400,000(2)	60,000	3,956,047	2,661,901	34,008(5)	7,116,217
	2024	279,000	80,000	1,144,924	—	8,533(5)	1,512,457
Richard A. Muller, Ph.D. Chief Technology Officer	2025	300,000	90,000	—	1,308,466	—	1,698,466
	2024	300,000	160,000	—	—	—	460,000
Michael Brasel Chief Operating Officer(3)	2025	242,898	72,500	90,418	269,990	30,322(5)	706,128
Malcolm Thompson(4) Former Chief Operating Officer, Legacy Deep Fission	2025	160,417	—	3,440,304	—	62,500(6)	3,663,221
	2024	38,942	50,000	23,271	—	2,667(5)	114,880
Ian Jacobs(7) Former Chief Executive Officer, Surfside	2025	—	—	—	—	—	—
	2024	—	—	—	—	—	—

(1)
The amounts reported in this column represent the aggregate grant-date fair value of equity awards granted during the applicable year, including stock options, RSUs and stock awards, computed in accordance with ASC Topic 718 for stock-based compensation transactions. The assumptions used in calculating the grant date fair value of the stock options, RSUs and stock awards are set forth in Note 8 of the Company’s financial statements for the year ended December 31, 2025. This calculation does not give effect to any estimate of forfeitures related to service-based vesting and assumes that the named executive officer will perform the requisite service for the award to vest in full.

(2)
Ms. Muller’s annual base salary was increased from $400,000 to $475,000, effective December 9, 2025. However, the amount of the increased base salary for 2025 was not paid to Ms. Muller until 2026 and is, therefore, not included in this amount

(3)
Mr. Brasel commenced employment as Deep Fission’s Chief Operating Officer on October 6, 2025, having previously served as the Company’s Vice President of Nuclear Programs.

(4)
Mr. Thompson ceased employment with Legacy Deep Fission on August 20, 2025.

(5)
Consists of 401(k) employer-match benefits.

(6)
Consists of a lump sum cash severance payment of $62,500. Please see the section below titled “Separation Agreement” for further information.

(7)
Mr. Jacobs served as the Chief Executive Officer, Chief Financial Officer and Secretary of Surfside. Mr. Jacobs resigned from all such positions upon the closing of the Merger on September 5, 2025. Mr. Jacobs did not receive any compensation for serving as an executive officer of Surfside.

Base Salaries
During the fiscal year ended December 31, 2025, the base salaries of our named executive officers were determined by our Board (and, following its formation, our compensation committee) based on each executive’s role, responsibilities, experience and performance.
During the fiscal year ended December 31, 2025, Ms. Muller’s annual base salary was increased from $400,000 to $475,000, effective December 9, 2025. The increase was approved by the compensation committee following a review of market compensation data, taking into account Ms. Muller’s role, responsibilities and performance as Chief Executive Officer.
Mr. Brasel was promoted to the position of Chief Operating Officer on October 6, 2025. Prior to this date, Mr. Brasel served as the Company’s Vice President of Nuclear Programs, and his base salary reflected in the Summary Compensation Table reflects the aggregate salary he actually received in the fiscal year ended December 31, 2025 for his service in both roles. Mr. Thompson ceased employment during the fiscal year ended December 31, 2025 and his base salary reflected in the Summary Compensation Table reflects the actual salary he received for service through his date of termination.
Annual Bonuses
Annual cash bonuses are determined by our compensation committee, and, prior to such committee’s formation, our Board. Annual cash bonuses are set at a level that is commensurate with the executive’s duties and authorities, contributions, prior experience and sustained performance and bonus outcomes are determined based on an overall assessment of Company performance, the executive’s performance and contributions, and other relevant factors. After evaluating the foregoing factors, the compensation committee determined to pay discretionary cash bonuses to Ms. Muller, Dr. Muller and Mr. Brasel for fiscal year 2025 of $60,000, $90,000 and $72,500, respectively.
Equity Awards
We use equity compensation to align the interests of our employees, including our executive officers, with those of our stockholders and to promote long-term retention. Equity awards are approved by our Board or, following its formation, our compensation committee.
Prior to the closing of the Merger, Legacy Deep Fission granted stock options to Ms. Muller and Dr. Muller representing 811,699 and 649,363 shares of Legacy Deep Fission common stock, respectively (on an as-converted basis), pursuant to its pre-Merger 2025 Equity Incentive Plan (the “Pre-Merger 2025 Equity Plan”). The stock options granted to Ms. Muller and Dr. Muller have an exercise price of $3.00 per share and vest over a four-year vesting schedule, with 25% of the shares vesting on June 1, 2025 and the remaining shares vesting in equal monthly installments over the following 36 months, subject to the executive’s continued service through each vesting date. No additional awards will be granted under the Pre-Merger 2025 Equity Plan.
Following the Merger, the Company granted equity awards to certain of its named executive officers in the form of stock options and RSUs pursuant to the 2025 Equity Plan. Stock options are granted with an exercise price per share no less than the fair market value of the Company’s common stock on the date of grant. Equity awards generally vest over multi-year periods and may be subject to accelerated vesting upon certain termination of employment or change in control events. Following the closing of the Merger, Ms. Muller received a grant of 183,150 stock options and 549,451 RSUs, each vesting 25% on the first anniversary of the date of grant (December 9, 2025) and with the remaining 75% subject to a monthly vesting schedule over the subsequent three-year period. Ms. Muller also received a grant of 6,000 stock options vesting 25% on the first anniversary of the date of grant (December 9, 2025) and with the remaining 75% subject to a monthly vesting schedule over the subsequent three-year period. Mr. Brasel received a grant of 70,000 stock options, 25% of which vests on October 6, 2026 and with the remaining 75% subject to a monthly vesting schedule over the subsequent three-year period. Mr. Brasel also received a grant of 51,964 restricted share awards (“RSAs”) (on an as-converted basis), 25% of which vested on December 9, 2025 with the remaining 75% subject to a monthly vesting schedule over the subsequent three-year period. As described below under “Separation Agreement” Mr. Thompson also received an award of 72,753 fully vested shares of Legacy Deep Fission common stock in connection with his termination of employment.
Prior to the Merger, Legacy Deep Fission was not a public company and Surfside did not grant equity awards, so we did not have any policy or practice regarding the timing of awards of stock options in relation to the disclosure of material nonpublic information. Following the Merger, the Company has begun implementing public company governance practices relating to the administration and timing of equity awards. In connection with future equity grants, our Board or the applicable committee intends to consider the timing of material disclosures and whether the Company is in possession of material nonpublic information at the time of grant approval. Although we granted stock options to Mr. Brasel on November 7, 2025, which was one business day after and within four business days prior to the filing of current reports on Form 8-K, we are unable to determine the impact of such reports on the price of our common stock because our shares are not publicly listed and therefore there is no readily ascertainable value of our common stock. However, we do not consider the information disclosed in such reports as likely to have had a material impact on the price of our common stock.
Benefits
During the fiscal year ended December 31, 2025, we provided benefits to our named executive officers on the same basis as our other employees, including medical, dental, vision, life and AD&D, and short- and long-term disability insurance, flexible spending accounts, vacation and paid holidays. Our named executive officers are also eligible to participate in our 401(k) plan.
Other than director and officer insurance coverage that we maintain for our directors and officers, the Company does not provide material executive-specific health and welfare benefits or perquisites. We also do not provide employees, including our named executive officers, any other retirement benefits, including but not limited to tax-qualified defined benefit plans, supplemental executive retirement plans or nonqualified defined contribution plans.
Clawback Policy
In connection with our application to list our shares of our common stock on Nasdaq, in May 2026 we adopted a clawback policy that meets the requirements of the final Dodd-Frank Wall Street Reform and Consumer Protection Act rules and Nasdaq listing standards. Our clawback policy requires recoupment of excess compensation paid to our executive officers if amounts are based on financial metrics that are revised in connection with an accounting restatement, without regard to any fault or misconduct.
Executive Compensation Arrangements
Each of the Company’s current named executive officers is an at-will employee, although we have provided Ms. Muller and Mr. Brasel with offer letters reflecting the key terms of their employment with us. The key terms of employment of each named executive officer, as in effect on December 31, 2025, are described below.
Chief Executive Officer — Elizabeth A. Muller
Ms. Muller’s employment is governed by an offer letter, effective December 9, 2025, pursuant to which she serves as the Company’s Chair, President, and Chief Executive Officer on an at-will basis. Ms. Muller receives an annual base salary of $475,000 and is eligible to receive an annual performance-based cash bonus with a target opportunity equal to 50% of her base salary.
In addition, Ms. Muller was granted equity awards consisting of (i) an option to purchase 183,150 shares of the Company’s common stock and (ii) 549,451 RSUs, each of which vests monthly over a four-year period, subject to a one-year cliff and Ms. Muller’s continued service to the Company. The offer letter also provides that Ms. Muller is eligible to participate in the Company’s Executive Severance and Change in Control Policy, as described below. The terms of the offer letter were approved by the Company’s compensation committee.
Ms. Muller participates in the Company’s employee benefit programs on the same basis as other senior executives and is subject to the Company’s Proprietary Information & Intellectual Property Agreement.
Chief Technology Officer — Richard A. Muller
Dr. Muller serves as the Company’s Chief Technology Officer on an at-will basis. The Company has not entered into a written offer letter or employment agreement with Dr. Muller. He receives an annual base salary of $300,000 and is eligible for an annual performance-based cash bonus with a target opportunity equal to 30% of his base salary. His compensation, including any future adjustments or equity awards, is established from time to time by the Board and remains subject to approval by the compensation committee.
Dr. Muller participates in the Company’s employee benefit programs on the same basis as other senior executives and is subject to the Company’s Proprietary Information & Intellectual Property Agreement.
Chief Operating Officer — Michael Brasel
Mr. Brasel’s employment is governed by an offer letter, effective November 7, 2025, pursuant to which he serves as Chief Operating Officer on an at-will basis. Mr. Brasel receives an annual base salary of $300,000, subject to periodic review, and is eligible for an annual performance-based cash bonus with a target opportunity equal to 30% of his base salary.
In connection with his appointment, Mr. Brasel was granted an option to purchase 70,000 shares of the Company’s common stock at an exercise price equal to the fair market value on the date of grant, vesting over four years with a one-year cliff subject to Mr. Brasel’s continued service to the Company, and otherwise subject to the 2025 Equity Plan and applicable award agreement.
Mr. Brasel participates in the Company’s employee benefit programs on the same basis as other senior executives and is subject to the Company’s Proprietary Information & Intellectual Property Agreement.
Separation Agreement
In connection with his cessation of employment during the fiscal year ended December 31, 2025, Legacy Deep Fission entered into a separation agreement with Mr. Thompson on September 4, 2025 (the “Separation Agreement”). Pursuant to the Separation Agreement, subject to Mr. Thompson releasing all claims against the Company, Legacy Deep Fission agreed, among other things, to pay Mr. Thompson a lump sum cash severance payment equal to three months of his base salary, less applicable payroll deductions and withholdings, to grant Mr. Thompson 72,753 fully vested shares of Legacy Deep Fission common stock, and to accelerate the vesting of 10,000 shares of previously granted Legacy Deep Fission common stock.
Potential Payments Upon Termination or Change in Control
The compensation committee adopted an Executive Severance and Change in Control Policy effective November 7, 2025. The policy provides severance protections for executive officers who are designated by the Board as eligible to participate; however, as of the date of this Proxy Statement, Ms. Muller is the only executive officer designated as eligible to participate in the policy, and no other executive officer is currently entitled to receive any benefits under the policy. Mr. Thompson’s separation was not governed by this policy.
The policy provides that, if an eligible executive’s employment is terminated by the Company without cause or the executive resigns for good reason, in each case, outside the context of a change in control of the Company, the executive would be eligible to receive severance benefits subject to the executive’s execution and non-revocation of a release of claims. These severance benefits include continued payment of base salary for six months, a pro-rated portion of the executive’s target annual bonus for the year of termination, and continued health-care coverage (or a cash equivalent) for up to six months. Unvested time-based equity awards would become vested with respect to the number of shares that would have vested had the executive remained employed for an additional six months, and performance-based equity awards would remain outstanding and eligible to vest in accordance with their original terms.
If an eligible executive’s employment is terminated by the Company without cause or the executive resigns for good reason, in each case, during the period beginning three months prior to a change in control and ending twelve months following the change in control, the policy provides enhanced severance benefits subject to the executive’s execution and non-revocation of a release of claims. In such circumstances, an eligible executive would receive a lump-sum payment equal to 18 months of base salary, a lump-sum payment equal to the executive’s annual target bonus, and continued health-care coverage (or a cash equivalent) for up to 18 months. Time-based equity awards would become fully vested, and performance-based equity awards would vest based on actual or target performance, as applicable under the policy and the terms of the governing award agreements.
The policy also includes a “best-net” cutback provision under Section 280G of the Code, pursuant to which parachute payments will be reduced only if doing so would result in a greater after-tax benefit to the executive. No tax gross-ups are provided.
Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2025, including unexercised stock options and unvested RSUs.
Mr. Jacobs resigned as an executive officer of the Company upon the closing of the Merger on September 5, 2025, and Mr. Thompson ceased employment on August 20, 2025. Neither Mr. Jacobs nor Mr. Thompson held any outstanding equity awards as of December 31, 2025, and accordingly, they are excluded from the table below.
		Option Awards			Stock Awards(1)
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares That Have Not Vested (#)	Market Value of Shares That Have Not Vested ($)(3)
Elizabeth A. Muller	08/29/2025(4)	304,387	507,312	$3.00	8/28/2035	—	—
	12/09/2025(5)	—	6,000	$2.73	12/08/2035	—	—
	12/09/2025(5)	—	183,150	$2.73	12/08/2035	—	—
	12/09/2025(6)	—	—	—	—	549,451	$3,956,047
Richard A. Muller, Ph.D.	8/29/2025(7)	311,153	338,210	$3.00	8/28/2035	—	—
Michael Brasel	07/25/2025(8)	—	—	—	—	38,973	$280,607
	11/07/2025(5)	—	70,000	$2.73	11/06/2035	—	—

(1)
Stock awards consist of RSUs granted under the 2025 Equity Plan for Ms. Muller and RSAs for Mr. Brasel.

(2)
The exercise prices in this column represent the fair market value of a share of the Company’s common stock on the date of grant, as determined by the Board.

(3)
The market value of unvested stock awards is calculated based on the fair market value of the Company’s common stock on December 31, 2025, as determined by the Board.

(4)
The stock options are subject to a four-year vesting schedule, with 25% of the options vesting on June 1, 2025 and 1/48th of the options vesting monthly over the 36-month period thereafter, subject to the executive’s continued employment through each vesting date.

(5)
The stock options are subject to a four-year vesting schedule, with 25% of the options vesting on the first anniversary of the date of grant and 1/48th of the options vesting monthly over the 36-month period thereafter, subject to the executive’s continued employment through each vesting date.

(6)
The RSUs are subject to a four-year vesting schedule, with 25% of the RSUs vesting on the first anniversary of the date of grant and 1/48th of the RSUs vesting monthly over the 36-month period thereafter, subject to the executive’s continued employment through each vesting date.

(7)
The stock options are subject to a four-year vesting schedule, with 25% of the options vesting on January 1, 2025 and 1/48th of the options vesting monthly over the 36-month period thereafter, subject to the executive’s continued employment through each vesting date.

(8)
The RSAs are subject to a four-year vesting schedule, with 25% of the RSAs vesting on December 9, 2025 and 1/48th of the RSAs vesting monthly over the 36-month period thereafter, subject to the executive’s continued employment through each vesting date.

Legacy Deep Fission’s 2025 Equity Incentive Plan (Pre-Merger) and Outstanding Awards Thereunder
Pursuant to that certain Agreement and Plan of Merger and Reorganization, dated September 5, 2025, by and among Legacy Deep Fission, Deep Fission Acquisition Co. and Surfside (the “Merger Agreement”), and upon the closing of the Merger, we assumed the options issued pursuant to the Pre-Merger 2025 Equity Plan (the “Assumed Options”). The exercise price per share of each Assumed Option is equal to the exercise price of the option immediately prior to the effective time of the Merger (rounded up to the nearest whole cent). Each Assumed Option shall be subject to the terms and conditions of the Pre-Merger 2025 Equity Plan until such outstanding options are exercised or until they terminate or expire by their terms. No further awards shall be made under the Pre-Merger 2025 Equity Plan, and Deep Fission’s board or a committee thereof has succeeded to the authority and responsibility of Legacy Deep Fission’s board of directors or any committee thereof with respect to each Assumed Option.
Our 2025 Equity Incentive Plan (Post-Merger)
Pursuant to the Merger Agreement and immediately prior to the closing of the Merger, we adopted the 2025 Equity Plan, which provides for the issuance of incentive awards consisting of stock options, restricted stock awards, RSUs, stock appreciation rights, performance awards, cash awards and stock bonus awards. We have initially reserved 9,500,884 shares of the Company’s common stock for future issuances of incentive awards under the 2025 Equity Plan at the discretion of our Board to officers, employees, consultants and directors. The number of shares reserved for issuance under our 2025 Equity Plan will increase automatically on January 1 of each calendar year for a period of up to nine years, beginning on January 1, 2027 and continuing through and including January 1, 2035, in an amount equal to the lesser of (i) 5% of the shares of Common Stock outstanding on the last day of the immediately preceding calendar year, and (ii) such lesser amount as determined by the Board in its discretion.
As noted in “Proposal No. 3 — Approval of an Amendment to our 2025 Equity Incentive Plan”, we are requesting that stockholders approve an amendment to the 2025 Equity Plan to reserve an additional 5.0 million shares of the Company’s common stock thereunder.
Our 2025 Employee Stock Purchase Plan
Pursuant to the Merger and immediately prior to the closing of the Merger, we adopted our 2025 Employee Stock Purchase Plan (the “2025 ESPP”), which allows for eligible U.S. employees to purchase our common shares in a manner that may qualify for favorable tax treatment under Section 423 of the Code. The 2025 ESPP will also permit the grant of purchase rights that do not qualify for such favorable tax treatment in order to allow deviations necessary to permit participation by eligible employees who are foreign nationals or employed outside of the U.S. while complying with applicable foreign laws. We have initially reserved 1,000,000 shares of common stock for issuance under the 2025 ESPP. Shares issuable under the 2025 ESPP may be shares of authorized but unissued or reacquired common stock, including shares purchased by the Company on the open market. The number of shares of our common stock reserved for issuance under the 2025 ESPP will increase automatically on January 1 of each calendar year for a period of up to nine years, beginning on January 1, 2027 and continuing through and including January 1, 2035, in an amount equal to the lesser of (i) 1% of the total number of shares of our common stock outstanding on the last day of the immediately preceding calendar year, (ii) 2,000,000 shares and (iii) such lesser amount as determined by the Board in its discretion. As of the date hereof, no shares of our common stock have been purchased under the 2025 ESPP.

Equity Compensation Plan Information
The following table summarizes our equity compensation plan information as of December 31, 2025. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders(1)	3,619,410	$3.03	8,342,536
Equity compensation plans not approved by security holders	—	—	—
Total	3,619,410	$3.03	8,342,536

(1)
Includes 1,461,062 shares of common stock that may be issued under the Pre-Merger 2025 Equity Plan, 9,500,884 shares of common stock that may be issued under the 2025 Equity Plan, and 1,000,000 shares of common stock that may be issued under the 2025 ESPP.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of June 1, 2026 by:
•
each of our named executive officers;

•
each of our current directors and director nominees;

•
all of our current directors and executive officers as a group; and

•
each person, or group of affiliated persons, who beneficially own more than 5% of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole investment power with respect to all shares of common stock that they beneficially owned, subject to applicable community property laws.
The percentage of shares beneficially owned is computed on the basis of 56,396,123 shares of common stock outstanding as of June 1, 2026. Shares of common stock that a person has the right to acquire within 60 days of June 1, 2026 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated, the address of each beneficial owner in the table below is 2001 Addison St., Suite 300, Berkeley, California 94704.
	Beneficial Ownership
Name of Beneficial Owner	Shares	Percentage
5% stockholders
Entities affiliated with 8VC(1)	4,666,630	8.3%
Mark Tompkins(2)	3,158,333	5.6%
EE Holdings Limited(3)	3,066,667	5.4%
Directors, nominees and named executive officers
Jonathon Angell(4)	424,517	*
Michael Brasel	51,964	*
Thomas S. Glanville(5)	100,000	*
Ian Jacobs	325,000	*
Blake E. Janover(6)	100,000	*
Elizabeth A. Muller(7)	10,677,038	18.8%
Richard A. Muller, Ph.D.(8)	5,602,263	9.9%
Leslie Goldman Tepper(9)	233,996	*
Malcolm Thompson	1,433,398	2.5%
All current directors, nominees and executive officers as a group (10 persons)	17,380,313	30.2%

*
Represents beneficial ownership of less than one percent of the outstanding shares of common stock.

(1)
Consists of (i) 4,601,311 shares of common stock held by 8VC Entrepreneurs Fund V, L.P. (“8VC Entrepreneurs”) and (ii) 65,319 shares of common stock held by 8VC Fund V, L.P. (“8VC” and, together with 8VC Entrepreneurs, the “8VC Entities”). 8VC GP V, LLC (“8VC GP V”), as general partner of each of the 8VC Entities, has sole voting and dispositive power with respect to the securities held by the 8VC Entities. Joe Lonsdale, in his capacity as the managing member of 8VC GP V, has sole voting and dispositive power with respect to the shares held by the 8VC Entities. Mr. Lonsdale and

8VC GP V disclaim beneficial ownership of the shares held by the 8VC Entities. The address of the principal business and office of each of the 8VC Entities is 907 South Congress Avenue, Austin, TX 78704.
(2)
Based on information set forth in Amendment No. 2 to Schedule 13G/A filed by Mark N. Tompkins on May 15, 2026, Mr. Tompkins has sole voting and dispositive power with respect to 3,158,333 shares of common stock. The principal address for Mr. Tompkins is Apt. 1, Via Guidino 23, 6900 Lugano-Paradiso, Switzerland.

(3)
Based on information set forth in the Schedule 13G filed jointly by EE Holdings Limited and Edward Eisler on November 3, 2025, EE Holdings Limited and Mr. Eisler each have shared voting and dispositive power with respect to 2,866,667 shares of common stock. On February 5, 2026, EE Holdings Limited purchased an additional 200,000 shares of common stock in the 2026 Private Placement (as defined below). The principal address for EE Holdings Limited and Mr. Eisler is 44 Esplanade, 3rd Floor, St. Helier, Jersey, JE4 9WG.

(4)
Includes 100,000 shares of common stock issuable upon settlement of vested RSUs under the 2025 Equity Plan within 60 days of June 1, 2026. Settlement of vested RSUs has been delayed until the earlier of the expiration of the lock-up period for its anticipated equity offering or March 15, 2027.

(5)
Consists of 100,000 shares of common stock issuable upon vesting of RSUs under the 2025 Equity Plan within 60 days of June 1, 2026. Settlement of vested RSUs has been delayed until the earlier of the expiration of the lock-up period for its anticipated equity offering or March 15, 2027.

(6)
Consists of 100,000 shares of common stock issuable upon vesting of RSUs under the 2025 Equity Plan within 60 days of June 1, 2026. Settlement of vested RSUs has been delayed until the earlier of the expiration of the lock-up period for its anticipated equity offering or March 15, 2027.

(7)
Includes (i) 422,763 shares of common stock issuable upon the exercise of stock options under the Pre-Merger 2025 Equity Plan, with a weighted average exercise price of $2.96, within 60 days of June 1, 2026, and (ii) 5,057,852 shares of common stock held by the Muller Family Trust (the “Muller Trust”). In her capacity as trustee of the Muller Trust, Ms. Muller controls the right to vote and dispose of the shares held by the Muller Trust and accordingly, may be deemed to beneficially own the shares held by the Muller Trust. Ms. Muller expressly disclaims beneficial ownership of all securities held by the Muller Trust except to the extent of her pecuniary interest therein.

(8)
Includes 405,840 shares of common stock issuable upon the exercise of stock options under the Pre-Merger 2025 Equity Plan, with a weighted average exercise price of $2.96, within 60 days of June 1, 2026.

(9)
Includes (i) 100,000 shares of common stock issuable upon settlement of vested RSUs under the 2025 Equity Plan within 60 days of June 1, 2026 and (ii) 133,996 shares of common stock held by Bella AJT Holdings LLC (“Bella Holdings”). Settlement of vested RSUs has been delayed until the earlier of the expiration of the lock-up period for its anticipated equity offering or March 15, 2027. In her capacity as Managing Member of Bella Holdings, Ms. Goldman Tepper controls the right to vote and dispose of the shares held by Bella Holdings and accordingly may be deemed to beneficially own the shares held by Bella Holdings.

September 2025 Change in Control
On September 5, 2025 (the “Merger Closing Date”), Surfside consummated the Merger, pursuant to which Legacy Deep Fission became a wholly owned subsidiary of Surfside and Surfside changed its name to Deep Fission, Inc. Concurrently with the consummation of the Merger, the Company issued and sold an aggregate of 10,000,000 shares of common stock at a purchase price of $3.00 per share in a private placement to certain accredited and institutional investors for aggregate gross proceeds of $30.0 million.
The Merger resulted in a change in control because, immediately following the Merger and the concurrent private placement, the former stockholders of Legacy Deep Fission, as a group, held a majority of the Company’s voting power, and Legacy Deep Fission had designated the Company’s Board and executive officers. Prior to the Merger, Surfside was a shell company, and control of the Company was held by Surfside’s pre-Merger stockholders and management. As of June 1, 2026, the former Legacy Deep Fission stockholders beneficially owned 21,235,583 shares of our common stock, representing approximately 37% of our outstanding voting securities.

At the effective time of the Merger, each outstanding share of Legacy Deep Fission capital stock, after giving effect to the conversion of all SAFE Notes (as defined below) of Legacy Deep Fission, was converted into the right to receive shares of the Company’s common stock. No cash consideration was paid by the former Legacy Deep Fission stockholders to acquire control of the Company. The consideration paid in the concurrent private placement consisted of cash from accredited and institutional investors and was received by the Company.
The Company is not aware of any loans or pledges obtained by the former Legacy Deep Fission stockholders for the purpose of acquiring control of the Company. Other than the Merger Agreement and related transaction documents, including arrangements relating to the composition of the Board and management at closing, the Company is not aware of any arrangements or understandings among members of the former or new control groups or their associates with respect to the election of directors or other matters.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Transactions
Other than compensation arrangements for our directors and executive officers, below is a description of transactions since January 1, 2024 to which we, Legacy Deep Fission, and Surfside were a party or will be a party, in which:
•
the amounts involved exceeded or will exceed $120,000; and

•
any of our directors, executive officers or holders of more than 5% of our common stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Other than as described below, there have not been transactions to which we, Legacy Deep Fission or Surfside have been a party other than compensation arrangements, which are described under “Executive Compensation”.
Legacy Deep Fission
Simple Agreement for Future Equity
In January 2024, Legacy Deep Fission issued to 8VC Fund V, L.P. and 8VC Entrepreneurs Fund V, L.P. Simple Agreements for Future Equity (“SAFE Notes”) of $493,000 and $7,000, respectively. In May 2024, Legacy Deep Fission issued to 8VC Fund V, L.P. and 8VC Entrepreneurs Fund V, L.P. SAFE Notes of $986,000 and $14,000, respectively. In connection with the Merger, 8VC Fund V, L.P.’s and 8VC Entrepreneurs Fund V, L.P.’s SAFE Notes converted into 4,601,314 and 65,319 shares of common stock, respectively. As a result, 8VC Fund V, L.P. and 8VC Entrepreneurs Fund V, L.P. collectively hold 8.30% of our common stock as of March 31, 2026.
Deep Fission
Pre-Merger Indemnification Agreements
On the Merger Closing Date, we entered into indemnification agreements with our former executive officers and directors, pursuant to which we agreed to indemnify such former executive officers and directors for actions taken by them in their official capacities relating to the consideration, approval and consummation of the Merger and certain related transactions.
2025 Registration Rights Agreement
In connection with the Merger and the closing of a private placement offering in September 2025 (the “Private Placement”), we entered into a registration rights agreement (the “2025 Registration Rights Agreement”) with each of the persons or entities who have purchased and/or are holding Registrable Shares (as defined below), as applicable, including Elizabeth Muller, President and Chief Executive Officer of the Company, Richard Muller, Chief Technology Officer of the Company, Michael Brasel, Chief Operating Officer of the Company, Mark Pérès, Chief Nuclear Officer of the Company, William (Mark) Schmitz, Chief Financial Officer of the Company, Jonathon Angell, a director of the Company, Leslie Goldman Tepper, a director of the Company, Mark Tompkins, former director of Surfside and 5% or greater holder of our Company, Ian Jacobs, former director of Surfside, Malcolm Thompson, former Chief Operating Officer, 8VC Fund V, L.P. and 8VC Entrepreneurs Fund V, L.P., collectively a 5% or greater holder of our Company, and EE Holdings Limited, a 5% or greater holder of our Company, pursuant to which we have agreed that promptly, but no later than 45 calendar days after the date of filing the Current Report on Form 8-K relating to the closing of the Merger, we will file, subject to customary exceptions, a registration statement, and cause such registration statement to become effective and remain effective, current and up-to-date for the applicable time period, with the SEC, covering sale, transfer or disposition of (i) the shares of our common stock issued in the Private Placement; (ii) the shares of our common stock issuable upon exercise of the warrants issued to each of the U.S. registered broker-dealers acting as placement agents in connection with the Private Placement; (iii) the shares of our common stock issued in exchange for all of the equity securities of Legacy Deep Fission that were outstanding immediately prior to the closing; (iv) the shares of our common stock held by Surfside’s existing stockholders; and (v) the shares of our common stock issued to an accredited investor in consideration for services rendered in connection with the Merger ((i) – (v) collectively, the “Registrable Shares”), subject to the prior receipt by the Company of the selling stockholder information regarding the holders of the Registrable Shares required to be included in the registration statement under applicable SEC rules and regulations.
2026 Registration Rights Agreement
In connection with the closing of the 2026 Private Placement (as defined below), we entered into a registration rights agreement (the “2026 Registration Rights Agreement”) with each of the persons or entities who have purchased and/or are holding 2026 Registrable Shares (as defined below), as applicable, including Mark Tompkins, former director of Surfside and 5% or greater holder of our Company, Ian Jacobs, former director of Surfside, and EE Holdings Limited, a 5% or greater holder of our Company, pursuant to which we have agreed that promptly, but no later than 30 calendar days after the date of closing of the 2026 Private Placement, we will file, subject to customary exceptions, a registration statement, and cause such registration statement to become effective and remain effective, current and up-to-date for the applicable time period, with the SEC, covering sale, transfer or disposition of the shares of our common stock issued in the 2026 Private Placement and the shares of our common stock issuable upon exercise of the warrants issued to each of the U.S. registered broker-dealers acting as placement agents in connection with the 2026 Private Placement (collectively, the “2026 Registrable Shares”), subject to the prior receipt by the Company of the selling stockholder information regarding the holders of the 2026 Registrable Shares required to be included in the registration statement under applicable SEC rules and regulations.
Post-Merger Indemnification Agreements
On the Merger Closing Date, we entered into indemnification agreements with each of our current directors and executive officers. The indemnification agreements, together with our amended and restated certificate of incorporation and our Bylaws, require us to indemnify our directors and executive officers to the fullest extent not prohibited by Delaware General Corporation Law. Subject to very limited exceptions, our Bylaws also require us to advance expenses incurred by our directors and officers.
Lock-Up Agreements
In connection with the execution of the Merger Agreement, certain Legacy Deep Fission stockholders entered into lockup agreements with us, including Elizabeth Muller, President and Chief Executive Officer of the Company, Richard Muller, Chief Technology Officer of the Company, Michael Brasel, Chief Operating Officer of the Company, Mark Pérès, Chief Nuclear Officer of the Company, William (Mark) Schmitz, Chief Financial Officer of the Company, Jonathon Angell, a director of the Company, and 8VC Fund V, L.P. and 8VC Entrepreneurs Fund V, L.P., collectively a 5% or greater holder of our Company, pursuant to which such stockholders agreed, subject to certain customary exceptions, to not transfer any shares of common stock held by them prior to the date that is the earliest of (x) six months following the listing of the Company’s common stock on a national securities exchange, and (y) the date following the Merger Closing Date on which the Company consummates a liquidation, merger, tender offer, or similar transaction resulting in all of its stockholders having the right to exchange their shares of common stock for cash, securities, or other property.
Participation in the Private Placement
On September 5, 2025, we and certain accredited and institutional investors entered into subscription agreements pursuant to, and on the terms and subject to the conditions of which, such investors collectively subscribed for and agreed to purchase in the Private Placement an aggregate of 10,000,000 shares of common stock at a purchase price of $3.00 per share, resulting in an aggregate purchase price of $30,000,000.
Mark Tompkins, former director of Surfside and 5% or greater holder of our Company, subscribed to purchase 1,083,333 shares of common stock in the Private Placement for an aggregate purchase price of $3,250,000. Ian Jacobs, former director of Surfside, subscribed to purchase 50,000 shares of common stock in the Private Placement for an aggregate purchase price of $150,000. In addition, EE Holdings Limited, a 5% or greater holder of our Company, subscribed to purchase 2,866,667 shares of common stock in the Private Placement for an aggregate purchase price of $8,600,000.
Participation in the 2026 Private Placement
On February 5, 2026, we and certain accredited and institutional investors entered into subscription agreements that pursuant to, and on the terms and subject to the conditions of which, such investors collectively subscribed for and agreed to purchase an aggregate of 5,333,333 shares of common stock at a purchase price of $15.00 per share, resulting in an aggregate purchase price of $80,000,000 (the “2026 Private Placement”).
Mark Tompkins, former director of Surfside and 5% or greater holder of our Company, subscribed to purchase 200,000 shares of common stock in the 2026 Private Placement for an aggregate purchase price of $3,000,000. Ian Jacobs, a former director of Surfside, subscribed to purchase 10,000 shares of common stock in the 2026 Private Placement for an aggregate purchase price of $150,000. In addition, EE Holdings Limited, a 5% or greater holder of our Company, subscribed to purchase 200,000 shares of common stock in the 2026 Private Placement for an aggregate purchase price of $3,000,000.
Policies and Procedures for Related Party Transactions
We have adopted a written Related Person Transaction Policy to ensure that transactions between the Company and any related person are identified, reviewed, and approved or ratified in accordance with applicable securities laws, including Item 404 of Regulation S-K.
Under this policy, a “Related Person” includes any of our directors, director nominees, executive officers, beneficial owners of more than 5% of any class of our voting securities, their immediate family members, and any entity in which any such person has a direct or indirect material interest or controls 10% or more of the entity.
A “Related Person Transaction” is any transaction, arrangement, or relationship in which the Company is or will be a participant, the amount involved exceeds $40,000, and a Related Person has or will have a direct or indirect material interest. As a smaller reporting company, we use a $40,000 threshold because it reflects the “lesser of” standard under Item 404(d) of Regulation S-K, which for the Company is approximately 1% of the average total assets for the last two completed fiscal years.
The policy excludes transactions involving compensation approved by the Board or its committees, transactions broadly available to employees on similar terms, and situations where a Related Person’s interest arises solely from service as a director of another entity transacting with the Company.
Each director and executive officer must complete an annual questionnaire to assist in identifying potential Related Person Transactions, and all Related Persons are required to promptly notify the Company of any proposed transaction that may require review.
Before we enter into any Related Person Transaction, the related person (or an appropriate officer) must provide the audit committee with information regarding the proposed transaction, including its terms, purpose, and business rationale. The audit committee reviews each proposed transaction and considers, among other factors, whether the terms are fair to the Company, whether they are comparable to those available with unrelated third parties, the business purpose of the transaction, the materiality of the Related Person’s interest, the overall benefit to the Company, and whether the transaction could impair the independence of any director.
A Related Person Transaction will be approved only if the audit committee determines that it is fair to the Company and in the best interests of our stockholders. If the Company inadvertently enters into a Related Person Transaction without prior approval, the transaction must be submitted to the audit committee for prompt review and determination whether to ratify, amend, or terminate the arrangement.
All Related Person Transactions approved in accordance with this policy will be disclosed as required under Item 404 of Regulation S-K. The audit committee administers the policy and may adopt additional procedures or engage advisors as necessary.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires our directors, executive officers and beneficial owners of more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership of our common stock with the SEC. Such persons are also required to furnish us with copies of all Section 16(a) reports that they file. Based solely on our review of such reports furnished to us and written representations from certain reporting persons, we believe that during the year ended December 31, 2025, all Section 16(a) filing requirements applicable to our directors, executive officers and beneficial owners of more than 10% of our common stock were satisfied on a timely basis, except as described below.
The Company assists its directors and executive officers with the preparation and filing of Section 16(a) reports; however, certain filings were made after the applicable deadlines due to administrative delays, including the timing of obtaining appropriate filing authorizations in connection with the Company’s centralized filing process. On November 17, 2025, Mr. Angell filed one late Form 4 covering one transaction. On December 4, 2025, Mr. Gordon filed one late Form 3 and one late Form 4 covering one transaction. On December 12, 2025, Ms. Muller filed one late Form 4 covering one transaction. On December 22, 2025, Mr. Glanville filed one late Form 3 and one late Form 4 covering one transaction. On January 7, 2026, Mr. Brasel filed one late Form 3 and one late Form 4 covering one transaction. On February 23, 2026, Mr. Gordon filed one late Form 4 covering one transaction. On February 23, 2026, Mr. Schmitz filed one late Form 4 covering one transaction. On February 24, 2026, Mr. Brasel filed one late Form 4 covering one transaction. In addition, on November 14, 2025, a timely Form 3 filed on behalf of Ms. Goldman Tepper inadvertently understated the number of securities beneficially owned. On April 29, 2026, a Form 3/A was filed on her behalf to correct the error.
WHERE YOU CAN FIND MORE INFORMATION
We file electronically with the SEC annual, quarterly and current reports, proxy statements and other information. We make available on our website at www.deepfission.com, free of charge, copies of these reports, as soon as reasonably practicable after we electronically file the material with, or furnish it to, the SEC. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is www.sec.gov. The information in or accessible through the websites referred to above are not incorporated into, and are not considered part of, this Proxy Statement. Further, our references to the URLs for these websites are intended to be inactive textual references only.
You should rely on the information contained in this Proxy Statement to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date specified, and the mailing of this Proxy Statement to stockholders at any time after that date does not create an implication to the contrary. This Proxy Statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.
HOUSEHOLDING OF ANNUAL MEETING MATERIALS
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single copy of the Proxy Statement and Annual Report on Form 10-K addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. A single copy of our proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the impacted stockholders. Once you have received notice from us (if you are a stockholder of record) or from your broker (if you are a beneficial owner) that we or they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate proxy materials, or if you currently receive multiple copies and would like to request householding of your communications, please notify your broker or us. Direct your written request to Deep Fission, Inc., Attention: Secretary, 2001 Addison Street, Suite 300, Berkeley, CA 94704 or by telephone at (707) 400-0778. In the event a stockholder that received multiple copies would like to receive only one copy for such stockholder’s household, such stockholder should contact their bank, broker, or other nominee record holder, or contact us at the above address or phone number.
ANNUAL REPORT
Our financial statements for the year ended December 31, 2025 are included in our Annual Report on Form 10-K. We will provide to each stockholder of record as of the Record Date, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2025, this Proxy Statement, and the related proxy card. We will provide copies of exhibits to our Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such requests in writing to Deep Fission, Inc., Attention: Secretary, 2001 Addison Street, Suite 300, Berkeley, CA 94704. The request must include a representation by the stockholder that, as of the Record Date, the stockholder was entitled to vote at the Annual Meeting. Our Annual Report on Form 10-K and exhibits are also available at www.deepfission.com.

OTHER MATTERS
Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy card will have discretion to vote the shares of our common stock they represent in accordance with their judgment on such matters.
It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares you hold. Accordingly, you are urged to vote by telephone or via the Internet as instructed on the proxy card, or to complete, sign and return the proxy card at your earliest convenience in the enclosed envelope.
/s/ Elizabeth Muller
Chair, President and Chief Executive Officer
Berkeley, California
June 17, 2026

ANNEX A
DEEP FISSION, INC.
2025 Equity Incentive Plan, as Amended
1.   General
(a)   Plan Purpose.   The Company, by means of the Plan, seeks to secure and retain the services of Employees, Directors and Consultants, to provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Awards.
(b)   Available Awards.   The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) SARs; (iv) Restricted Stock Awards; (v) RSU Awards; (vi) Performance Awards; and (vii) Other Awards.
(c)   Adoption Date; Effective Date.   The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.
2.   Shares Subject to the Plan
(a)   Share Reserve.   Subject to adjustment in accordance with Section 2(c) and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 14,500,884 shares (the “Initial Reserve”). In addition, subject to any adjustments as necessary to implement any Capitalization Adjustments, such aggregate number of shares of Common Stock will automatically increase on January 1 of each year for a period of nine years commencing on January 1, 2027 and ending on (and including) January 1, 2035, in an amount equal to five percent (5%) of the total number of shares of Capital Stock outstanding on December 31 of the preceding year; provided, however, that the Board may act prior to January 1st of a given year to provide that the increase for such year will be a lesser number of shares of Common Stock.
(b)   Aggregate Incentive Stock Option Limit.   Notwithstanding anything to the contrary in Section 2(a) and subject to any adjustments as necessary to implement any Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is 43,502,652 shares (equal to three hundred percent (300%) of the total number of shares of Common Stock initially reserved for issuance under Section 2(a)).
(c)   Share Reserve Operation.
(i)   Limit Applies to Common Stock Issued Pursuant to Awards.   For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.
(ii)   Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve.   The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.
(iii)   Reversion of Previously Issued Shares of Common Stock to Share Reserve.   The following shares of Common Stock previously issued pursuant to an Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of such shares; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.
3.   Eligibility and Limitations
(a)   Eligible Award Recipients.   Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.
(b)   Specific Award Limitations.
(i)   Limitations on Incentive Stock Option Recipients.   Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).
(ii)   Incentive Stock Option $100,000 Limitation.   To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(iii)   Limitations on Incentive Stock Options Granted to Ten Percent Stockholders.   A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (1) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option, and (2) the Option is not exercisable after the expiration of five years from the date of grant of such Option.
(iv)   Limitations on Nonstatutory Stock Options and SARs.   Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.
(c)   Aggregate Incentive Stock Option Limit.   The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 2(b).
(d)   Non-Employee Director Compensation Limit.   The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any period commencing on the date of the Company’s Annual Meeting of Stockholders for a particular year and ending on the day immediately prior to the date of the Company’s Annual Meeting of Stockholders for the next subsequent year (the “Annual Period”), including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $ 750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such Annual Period, $1,000,000 in total value, in each case, calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 3(d) shall apply commencing with the Annual Period that begins on the Company’s first Annual Meeting of Stockholders following the Effective Date. For avoidance of doubt, compensation will count towards this limit for the Annual Period year in which it was granted or earned, and not later when distributed, in the event it is deferred.
4.   Options and Stock Appreciation Rights
Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated or if an Option designated as an Incentive Stock Option fails to qualify as an Incentive Stock Option, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(a)   Term.   Subject to Section 3(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.
(b)   Exercise or Strike Price.   Subject to Section 3(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.
(c)   Exercise Procedure and Payment of Exercise Price for Options.   In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:
(i)   by cash or check, bank draft or money order payable to the Company;
(ii)   pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;
(iii)   by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;
(iv)   if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter, and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or
(v)   in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.
(d)   Exercise Procedure and Payment of Appreciation Distribution for SARs.   In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.
(e)   Transferability.   Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:
(i)   Restrictions on Transfer.   An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable U.S. state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.
(ii)   Domestic Relations Orders.   Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.
(f)   Vesting.   The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.
(g)   Termination of Continuous Service for Cause.   Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.
(h)   Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause.   Subject to Section 4(i), if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an

Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)):
(i)   three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);
(ii)   12 months following the date of such termination if such termination is due to the Participant’s Disability;
(iii)   18 months following the date of such termination if such termination is due to the Participant’s death; or
(iv)   18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in (i) or (ii) above).
Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.
(i)   Restrictions on Exercise; Extension of Exercisability.   A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 4(a)).
(j)   Non-Exempt Employees.   No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 4(j) is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.
(k)   Whole Shares.   Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.
5.   Awards Other Than Options and Stock Appreciation Rights
(a)   Restricted Stock Awards and RSU Awards.   Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted

Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:
(i)   Form of Award.
(1)   Restricted Stock Awards: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (A) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (B) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company with respect to any shares subject to a Restricted Stock Award.
(2)   RSU Awards: An RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of an RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Award Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award (unless and until shares are actually issued in settlement of a vested RSU Award).
(ii)   Consideration
(1)   Restricted Stock Awards: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.
(2)   RSU Awards: Unless otherwise determined by the Board at the time of grant, an RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.
(iii)   Vesting.   The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.
(iv)   Termination of Continuous Service.   Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (1) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement, and (2) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

(v)   Dividends and Dividend Equivalents.   Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement.
(vi)   Settlement of RSU Awards.   An RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.
(b)   Performance Awards.   With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.
(c)   Other Awards.   Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant), may be granted either alone or in addition to Awards provided for under Section 4 and the preceding provisions of this Section 5. Subject to the provisions of the Plan, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.
6.   Adjustments upon Changes in Common Stock; Other Corporate Events
(a)   Capitalization Adjustments.   In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 2(a); (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 2(b); and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.
(b)   Dissolution or Liquidation.   Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service, provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c)   Corporate Transaction.   The following provisions will apply to Awards in the event of a Corporate Transaction, unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.
(i)   Awards May Be Assumed.   In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume, continue or substitute the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.
(ii)   Awards Held by Current Participants.   In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction in which the Awards are not assumed, continued or substituted in accordance with Section 6(c)(i). With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection (ii) and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction or such later date as required to comply with Section 409A of the Code.
(iii)   Awards Held by Persons other than Current Participants.   In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.
(iv)   Payment for Awards in Lieu of Exercise.   Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise. For the avoidance of doubt, if the exercise price to be payable by a holder with respect to an Option or SAR exceeds the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), such Option or SAR may be cancelled without any consideration.
(d)   Appointment of Stockholder Representative.   As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.
(e)   No Restriction on Right to Undertake Transactions.   The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
7.   Administration
(a)   Administration by Board.   The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection (c) below.
(b)   Powers of Board.   The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)   To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.
(ii)   To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.
(iii)   To settle all controversies regarding the Plan and Awards granted under it.
(iv)   To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.
(v)   To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock, including any Corporate Transaction, for reasons of administrative convenience.
(vi)   To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.
(vii)   To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(viii)   To submit any amendment to the Plan for stockholder approval.
(ix)   To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.
(x)   Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.
(xi)   To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are non-U.S. nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant non-U.S. jurisdiction).
(xii)   To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.
(c)   Delegation to Committee.
(i)   General.   The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with the Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(ii)   Rule 16b-3 Compliance.   To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.
(d)   Effect of Board’s Decision.   All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(e)   Delegation to Other Person or Body.   The Board or any Committee may delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by Applicable Law: (i) designate recipients, other than Officers, of Options and SARs (and, to the extent permitted by Applicable Law, other Awards), provided that no person or body may be delegated authority to grant an Award to themself; (ii) determine the number of shares subject to such Awards; and (iii) determine the terms of such Awards; provided, however, that the Board or Committee action regarding such delegation will fix the terms of such delegation in accordance with Applicable Law, including without limitation Sections 152 and 157 of the Delaware General Corporation Law. Unless provided otherwise in the Board or Committee action regarding such delegation, each Award granted pursuant to this section will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, with any modifications necessary to incorporate or reflect the terms of such Award. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to any person or body (who is not a Director or that is not comprised solely of Directors, respectively) the authority to determine the Fair Market Value.
8.   Tax Withholding
(a)   Withholding Authorization.   As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or non-U.S. tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.
(b)   Satisfaction of Withholding Obligation.   To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or non-U.S. tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.
(c)   No Obligation to Notify or Minimize Taxes; No Liability to Claims.   Except as required by Applicable Law, the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation, and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

(d)   Withholding Indemnification.   As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.
9.   Miscellaneous
(a)   Source of Shares.   The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.
(b)   Use of Proceeds from Sales of Common Stock.   Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.
(c)   Corporate Action Constituting Grant of Awards.   Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.
(d)   Stockholder Rights.   No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.
(e)   No Employment or Other Service Rights.   Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the U.S. state or non-U.S. jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.
(f)   Change in Time Commitment.   In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(g)   Execution of Additional Documents.   As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.
(h)   Electronic Delivery and Participation.   Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.
(i)   Clawback/Recovery.   All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.
(j)   Securities Law Compliance.   A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.
(k)   Transfer or Assignment of Awards; Issued Shares.   Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of a Restricted Stock Award and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.
(l)   Effect on Other Employee Benefit Plans.   The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.
(m)   Deferrals.   To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.
(n)   Section 409A.   Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the

Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.
(o)   Choice of Law.   This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.
10.   Covenants of the Company
The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.
11.   Severability
If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.
12.   Termination of the Plan
The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (a) the Adoption Date, or (b) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
13.   Definitions
As used in the Plan, the following definitions apply to the capitalized terms indicated below:
(a)   “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

(b)   “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee, as applicable.
(c)   “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.
(d)   “Applicable Law” means the Code and any applicable U.S. and non-U.S. securities, exchange control, tax, federal, state, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).
(e)   “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, an RSU Award, a SAR, a Performance Award or any Other Award).
(f)   “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided, including through electronic means, to a Participant along with the Grant Notice.
(g)   “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.
(h)   “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.
(i)   “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(j)   “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States or any state thereof; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company; (iii) such Participant’s material violation of any contract or agreement between the Participant and the Company or of any statutory duty owed to the Company; (iv) such Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; (v) such Participant’s gross misconduct; (vi) such Participant’s failure or refusal to comply with a lawful material directive from the Board, the Participant’s supervisor or, if applicable, the board of directors of any Affiliate; or (vii) such Participant’s breach of a fiduciary duty to the Company. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Board with respect to Participants who are executive officers of the Company and by the Company’s Chief Executive Officer with respect to Participants who are not executive officers of the Company. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.
(k)   “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)   any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (1) on account of the acquisition of securities of the Company directly from the Company, (2) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (3) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;
(ii)   there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (1) outstanding voting securities representing more than 50% of the combined outstanding voting power of the Acquiring Entity in such merger, consolidation or similar transaction or (2) more than 50% of the combined outstanding voting power of the parent of the Acquiring Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)   the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur, except for a liquidation into a parent corporation;
(iv)   there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(v)   individuals who, on the Adoption Date, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.
Notwithstanding the foregoing or any other provision of this Plan, (1) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (2) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply, and (3) with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (i), (ii), (iii), or (iv) also constitutes a Section 409A Change in Control if required in order for the payment not to violate Section 409A of the Code.
(l)   “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(m)   “Committee” means the Compensation Committee and any other committee of one or more Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.
(n)   “Common Stock” means the common stock of the Company.
(o)   “Company” means Deep Fission, Inc., a Delaware corporation.
(p)   “Compensation Committee” means the Compensation Committee of the Board.
(q)   “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.
(r)   “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).
(s)   “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)   a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;
(ii)   a sale or other disposition of at least 50% of the outstanding securities of the Company;
(iii)   a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)   a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.
(t)   “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.
(u)   “Director” means a member of the Board.
(v)   “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(w)   “Effective Date” means the effective date of this Plan, which is the date of the closing of the transactions contemplated by the Merger Agreement, provided that this Plan is approved by the Company’s stockholders prior to such date.
(x)   “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.
(y)   “Employer” means the Company or the Affiliate that employs the Participant.
(z)   “Entity” means a corporation, partnership, limited liability company or other entity.
(aa)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(bb)   “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.
(cc)   “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:
(i)   If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)   If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii)   In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(dd)   “Governmental Body” means any: (i) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (ii) U.S. or non-U.S. federal, state, local, municipal or other government; (iii) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any tax authority) or other body exercising similar powers or authority; or (iv) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).
(ee)   “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.
(ff)   “Incentive Stock Option” means an option granted pursuant to Section 4 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.
(gg)   “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option or SAR that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.
(hh)   “Merger Agreement” means that certain Agreement and Plan of Merger and Reorganization, dated as of September 5, 2025, by and among Surfside Acquisition Co., Deep Fission, Inc. and Deep Fission Acquisition Corp.
(ii)   “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.
(jj)   “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.
(kk)   “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(ll)   “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(mm)   “Option Agreement” means a written or electronic agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided including through electronic means, to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.
(nn)   “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(oo)   “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 5(c).
(pp)   “Other Award Agreement” means a written or electronic agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.
(qq)   “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.
(rr)   “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.
(ss)   “Performance Award” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 5(b) pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.
(tt)   “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: earnings (including earnings per share and net earnings); earnings before interest, taxes and depreciation; earnings before interest, taxes, depreciation and amortization; total stockholder return; return on equity or average stockholder’s equity; return on assets, investment, or capital employed; stock price; margin (including gross margin); income (before or after taxes); operating income; operating income after taxes; pre-tax profit; operating cash flow; sales or revenue targets; increases in revenue or product revenue; expenses and cost reduction goals; improvement in or attainment of working capital levels; economic value added (or an equivalent metric); market share; cash flow; cash flow per share; share price performance; debt reduction; customer satisfaction; stockholders’ equity; capital expenditures; debt levels; operating profit or net operating profit; workforce diversity; growth of net income or operating income; billings; preclinical development related compound goals; financing; regulatory milestones, including approval of a compound; stockholder liquidity; corporate governance and compliance; product commercialization; intellectual property; personnel matters; progress of internal research or clinical programs; progress of partnered programs; partner satisfaction; budget management; clinical achievements; completing phases of a clinical trial (including the treatment phase); announcing or presenting preliminary or final data from clinical trials, in each case, whether on particular timelines or generally; timely completion of clinical trials; submission of INDs and NDAs and other regulatory achievements; partner or collaborator achievements; internal controls, including those related to the Sarbanes-Oxley Act of 2002; research progress, including the development of programs; investor relations, analysts and communication; manufacturing achievements (including obtaining particular yields from manufacturing runs and other measurable objectives related to process development activities); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property); establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company’s products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of active pharmaceutical ingredients and other component materials and manufacturers of the Company’s products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; individual performance goals; corporate development and planning goals; and other measures of performance selected by the Board or Committee.
(uu)   “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Award.
(vv)   “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(ww)   “Plan” means this Deep Fission, Inc. 2025 Equity Incentive Plan, as amended from time to time.
(xx)   “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day-to-day operations of the Plan and the Company’s other equity incentive programs.
(yy)   “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 4(h).
(zz)   “Prospectus” means the document containing the Plan information specified in Section 10(a) of the Securities Act.
(aaa)   “Restricted Stock Award” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(bbb)   “Restricted Stock Award Agreement” means a written or electronic agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided including by electronic means, to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(ccc)   “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 5(a).
(ddd)   “RSU Award Agreement” means a written or electronic agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of an RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided including by electronic means, to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.
(eee)   “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.
(fff)   “Rule 405” means Rule 405 promulgated under the Securities Act.
(ggg)   “SAR Agreement” means a written or electronic agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided, including by electronic means, to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.
(hhh)   “Section 409A” means Section 409A of the Code and the regulations and other guidance thereunder.
(iii)   “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).
(jjj)   “Securities Act” means the Securities Act of 1933, as amended.
(kkk)   “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 2(a).
(lll)   “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 4.
(mmm)   “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(nnn)   “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.
(ooo)   “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

SCAN TOVIEW MATERIALS & VOTE DEEP FISSION, INC.2001 ADDISON STREET, SUITE 300BERKELEY, CA 94704 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on July 16, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/FISN2026You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on July 16, 2026. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T01348-P54513 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYT01348-P545131. To elect two nominees to serve as Class I directorsuntil the Company’s 2029 annual meeting ofstockholders and until their successors are dulyelected and qualified.2. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal yearending December 31, 2026.3. To approve an amendment to the Company’s 2025 Equity Incentive Plan to increase the number of authorized shares of commonstock available for issuance thereunder by 5.0 million shares.NOTE: In their discretion, the proxies (and their substitutes) are authorized to vote upon and transact such other business as may properlycome before the meeting and any adjournments or postponements thereof, including, without limitation, procedural and other mattersrelated to the conduct of the meeting (such as adjournment to a later time or place) and the election of a substitute or alternate nomineeif any nominee named herein is unwilling or unable to, or for good cause will not, serve if elected.! ! !01) Leslie Goldman Tepper02) Blake E. JanoverForAllWithholdAllFor AllExceptFor Against AbstainPlease sign exactly as your name(s) appear(s) hereon. When signing as attorney,executor, administrator, or other fiduciary, please give full title as such. Joint ownersshould each sign personally. All holders must sign. If a corporation, limited liabilitycompany or partnership, please sign in full corporate, limited liability company orpartnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 17, 2026:The Proxy Statement and Form 10-K are available at www.proxyvote.com.T01349-P54513DEEP FISSION, INC.Annual Meeting of StockholdersJuly 17, 2026 9:00 a.m. Pacific TimeThis proxy is solicited on behalf of the Board of DirectorsThe undersigned, revoking all prior proxies heretofore given, appoints Elizabeth A. Muller, William (Mark) Schmitz, and Jon Gordon, and each of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote all of the shares of Deep Fission, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders scheduled to be held virtually via live webcast at www.virtualshareholdermeeting.com/FISN2026, at 9:00 a.m. Pacific Time on July 17, 2026, and any adjournments or postponements thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted as to all shares of the undersigned "FOR" each of the director nominees in Proposal 1 and "FOR" Proposals 2 and 3.Continued and to be signed on reverse side